Exhibit 10.8

Commissioned Loan Contract

Contract No.: WT20190002

Loan variety: Working capital loan

The Client: China FAW Corporation Limited (hereinafter referred to as “Party A”)

Domicile: No. 2259, Dongfeng Street, Changchun City

Postal code: 130011

Legal representative (person in charge): Xu Liuping

Tel.: 0431-82021465

Fax: 0431-82021464

The Borrower: JAW Jilin Automobile Co., Ltd. (hereinafter referred to as “Party B”)

Domicile: No. 2888, Dongshan Street, Jilin High-tech Development Zone

Postal code: 132013

Legal representative (person in charge): Wang Guoqiang

Tel.: 0432-68198167

Fax: 0432-68198177

The Lender: First Automobile Finance Co., Ltd. (hereinafter referred to as “Party C”)

Domicile: No. 3688, Shengtai Street, Changchun City

Postal code: 130118

Legal representative (person in charge): Zeng Xiangxin

Tel.: 81861711

Fax: 81861738

In consideration of the fact that Party A is willing to borrow a loan to Party B and decides to entrust Party C to issue the loan above to Party B, and collect and manage such loan, and Party C agrees to accept Party A’s entrustment and issue the loan to Party B. In strict accordance with provisions of the Contract Law of the People’s Republic of China (hereinafter referred to as “Contract Law”), General Rules for Loan of the People’s Bank of China and other relevant laws and regulations, the following contract (hereinafter referred to as “this Contract”) is made and entered into by and among Party A, Party B and Party C via amicable consultation, whereby all the three parties agree to abide by all terms and conditions set forth below.

Article 1 Loan Variety

1.1 The loan that Party C issues to Party B by accepting Party A’s entrustment is working capital loan.

Article 2 Purpose of Loan

2.1 Purpose of loan: Working capital turnover.

2.2 Without Party A’s and Party C’s written consent, Party B shall not change the purpose of loan prescribed in this Contract at will.

Article 3 Amount and Term of Loan and Loan Withdrawal Schedule

3.1 The amount of loan that Party C issues to Party B is RMB 700 million (in words: RMB SEVEN HUNDRED MILLION Only).

3.2 Term of this Contract: From January 29, 2019 to January 29, 2020.

If the starting date of term of loan specified in this Contract is in conflict with the Loan Note of the loan, the date of actual issuance specified in the Loan Note when loan is issued for the first time shall prevail. However, the expiry date specified in the Loan Note shall not be later than the expiry date specified in 3.2 herein.

3.3 Party B shall withdraw the loan prescribed in this Contract according to the mode specified in 3.3.1 hereunder.

3.3.1 Party B shall withdraw the loan in lump sum after the effectiveness of this Contract;

3.3.2 Party B shall withdraw the loan by installment according to the schedule set forth below upon effectiveness of this Contract:

Loan withdrawal schedule:

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

3.4 In case of withdrawing loan by installment, Party B shall submit the loan note stamped with the reserved seal to Party C 2 (two) working days prior to withdrawal per time.

3.5 Should Party B finish the corresponding loan withdrawal formalities, Party C shall transfer the loan to the account designated by Party B on the date of issuance specified in the loan note.

3.6 The actual date of borrowing (i.e., date of issuance) and expiry date shall be subject to the date specified in the loan note concluded by and between Party B and Party C. The loan note serves as an indispensable part of this Contract and has the same legal effect with this Contract. If any items specified in the loan note other than date and interest rate are in conflict with this Contract, the latter will be overruling.

Article 4 Loan Interest Rate and Interest Calculation

4.1 According to the consensus made by and between Party A and Party B, the interest rate of loan herein shall be determined based on the method in 4.1.1 hereunder:

4.1.1 Fixed annual interest rate: 3.915%, which means lowering by 10% (increasing/lowing/no change) on the basis of the benchmark interest rate on the value date. The interest rate above remains unchanged within the term of loan;

4.1.2 Floating interest rate, which is //% of the annual interest rate. The interest rate of loan is determined by increasing by //% on the basis of the benchmark interest rate of the loan in the same period and under the same level at the date when this Contract is concluded (i.e., floating range). The floating range remains unchanged within the term of this Contract. Upon the issuance of the loan specified herein, the floating interest rate shall be adjusted on the 21st day of the last month of each natural quarter and since the quarter after the quarter when the loan is issued (subject to the Loan Note) (the same floating range). The interest rate shall be adjusted based on the latest benchmark interest rate of loan of the People’s Bank of China.

4.1.3 If this Contract has taken effect but the People’s Bank of China adjusts the interest rate before Party B deals with loan withdrawal formalities, the parties agree to perform a set forth below:

a. Perform the interest rate specified in this Contract continuously;

b. Perform the latest policies with regard to interest rate.

4.2 Interest shall be calculated for the loan herein on a daily basis from the date of actual issuance based on the total days (daily interest rate = Annual interest rate/360). Interest shall be settled on a quarterly (monthly/quarterly) basis on the 20th day of the last month of each quarter (the 20th day of each month/the 20th day of the last month of each quarter). If the date of interest settlement is not the bank workday, the date shall be postponed to next bank workday. The interests of the loan shall be settled with the capital once the term of loan is due.

4.3 The interest rate and interest (including default interest and compound interest) of the loan under this Contract (✓include/☐exclude) VAT on sales.

Article 5 Issuance and Withdrawal of Loan

5.1 Party C is obliged to issue the loan only after Party B has finished the formalities related to the loan hereunder according to relevant laws and regulations, such as approvals, assessment, insurance, registration, notarization, delivery and account opening, and Party A has deposited the loan and corresponding commissions (the commission shall be paid by Party B, if Party A and Party B reach a consensus regarding this issue via amicable consultation) to the account it opens at Party C’s site, unless Party C makes a waiver, either in part or in whole.

5.2 Party A shall deposit the loan to the account it opens at Party C’s site prior to the date of issuance specified. Party A shall not withdraw the loan before the loan is collected.

5.3 The company charges agency commission from Party A against the formality fees of the loan on the principle “that he makes entrustment shall be responsible for payment” according to the provisions of Measures on Payment Settlement of the People’s Bank of China. Party C shall charge formality fees which shall be 0‰ of the loan issued in lump sum and can deduct them from the account that Party A opens at its site directly. In such case, Party C shall issue the corresponding formality invoice to Party A. For the purpose of this Contract, “formality fees” include VAT on sales. While applying to Party C for issuing formality fees invoice, the party that pays such formality fees (the applying party) shall provide the taxpayer’s identity data for Party C to judge its identity as a taxpayer. If the special or ordinary VAT invoice issued by Party C contains error due to the cause attributable to the applying party, the applying party shall bear the responsibilities arising therefrom at its sole discretion. In such case, Party C is also entitled to request the applying party to bear Party C’s loss or other consequences arising therefrom. In case of any invoice that shall be made invalid or negative invoice, the applying party is obliged to help finish the treatment of relevant invoices. If the invoice cannot be made invalid or negative invoice is issued due to the applying party’s cause, the applying party shall compensate Party C’s entire loss caused thereby, including but not limited to taxes, tax surcharges, penalty and liquidated damages.

5.4 Party C shall deposit the loan to the account that Party B opens at Party C’s site on the date of issuance designated Party A and ask Party B for confirmation.

5.5 Party C cannot use the loan inside the accounts opened by Party A and Party B respectively at Party C’s site for any purpose other than the entrusted matter prescribed herein.

5.6 Party A’s account information	Party B’s account information
Account name: China FAW Corporation Limited	Account name: JAW Jilin Automobile Co., Ltd.
Account No.:	Account No.:
Opening bank: First Automobile Finance Co., Ltd.	Opening bank: First Automobile Finance Co., Ltd.

Article 6 Loan Repayment and Repayment Schedule

6.1 Repayment principle: Party B shall repay the loan herein according to the principle of paying interest followed by capital repayment.

6.2 Interest payment: Party B shall pay Party C due interest on the date of interest settlement. The date of first interest payment shall be the first date of interest settlement after issuance of the loan. Interests shall be paid off together with the capital when Party B repays the loan in the last period.

6.3 Repayment plan:

January 29, 2020, amount: RMB 700,000,000.00 (in words: RMB SEVEN MILLION Only).

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

6.4 Mode of repayment: Party B shall deposit the payables of the current period in the account it opens at Party C’s site in full prior to the date of repayment specified in this Contract so that Party C can make deduction from the account in time.

6.5 Advance repayment:

6.5.1 In case of repaying the capital in advance, Party B shall bring forth a written application to Party C. Party A hereby acknowledges that it has approved the application of advance repayment that Party B submits and Party C can accept the application directly based on the application.

6.5.2 Party A has the rights to ask Party B to repay the loan, either in part or in whole, in advance, in any of the following circumstances:

6.5.2.1 It is impossible or illegal for Party C to perform its obligations prescribed in this Contract continuously due to the changes, such as applicable laws and regulations, permissions and approvals of government authority or other causes;

6.5.2.2 Party A believes the capital of loan may not be collected and the interest may not be charged safely under the involvement of Party C.

Article 7 Treatment of Capital and Interest of Overdue Loan

7.1 If Party B does not deposit the fund in full in the account it opens at Party C’s site on the date of capital repayment or date of interest payment, resulting in Party C’s failure in charging capital and interest of the loan for Party A, Party C bears no economic responsibilities arising therefrom for Party A.

7.2 If Party B cannot pay the capital and interest of the loan or is exposed to risks of bad debts during production and operation process for whatever the reason, Party C shall notify Party A, which shall negotiate with Party B. In such case, Party C does not bear any economic responsibilities.

7.3 Party B shall raise fund as soon as possible, and repay the capital and pay interest of the loan on schedule. Should Party B fail to make repayment on schedule, Party A shall charge penalty interest based on the loan interest rate in this Contract plus 30% (30%-50%) interest rate of penalty interest against overdue loan since the date overdue until Party B repays the capital and pays interest in full. Party A will charge compound interest against the interest that Party B cannot pay on time according to the interest rate of penalty interest.

Article 8 Party A’s Rights and Obligations

8.1 Party A’s rights

8.1.1 Ask Party C to issue loan to Party B according to the provisions of this Contract and review Party B’s qualifications, project for which loan will be used, guarantor’s qualification, collateral, collateral security, etc.

8.1.2 Request Party B to use the loan based on the purpose specified herein and to repay the capital and pay interest on schedule;

8.1.3 Ask Party C to help collect capital and interest of the loan on schedule.

8.2 Party A’s obligations

8.2.1 Deposit the loan herein and formality fees (unless otherwise specified) to the account it opens at Party C’s site on schedule based on the provisions of this Contract;

8.2.2 Supervise Party B to use the loan according to the purpose prescribed in this Contract, ensure the purpose of loan conforms to relevant laws and regulations and bear Party B’s credit risks;

8.2.3 Ensure the source of the loan conforms to laws and regulations and have the right to independently dispose the loan; provide relevant documents which certify the compliance of the loan with relevant laws and regulations or relevant evidentiary materials with equal legal effect based on Party C’s requirements.

Article 9 Party B’s Rights and Obligations

9.1 Party B’s rights

9.1.1 Require Party C to issue loan as per the provisions of this Contract;

9.1.2 Use the loan based on the purpose prescribed herein;

9.2 Party B’s obligations

9.2.1 Use the loan based on the purpose prescribed herein and do not occupy or embezzle the loan;

9.2.2 Repay the capital of loan and pay interests on schedule according to the provisions of this Contract;

9.2.3 Do not withdraw loan secretly or transfer assets for the purpose of evading debts;

9.2.4 Do not provide guarantee for a third party with the loan under this Contract without Party A’s written consent before finishing repaying the capital and paying interest of the loan herein;

9.2.5 Notify Party A and Party C within 5 bank workdays upon change of its name, legal representative (person in charge), domicile, scope of business, registered capital, etc. within the term of this Contract;

9.2.6 Provide its business information such as financial statements for Party A based on Party A’s request;

9.2.7 Open an account at Party C’s site prior to the date of issuance.

Article 10 Party C’s Rights and Obligations

10.1 Party C’s rights

10.1.1 Deduct any payable that Party A and Party B shall make to Party C according to this Contract from the accounts that Party A and Party B open at Party C’s site directly.

10.2 Party C’s obligations

10.2.1 Issue loan in full on schedule according to the provisions of this Contract, unless issuance is delayed by Party A’s or Party B’s cause;

10.2.2 Review Party B’s payment voucher based on Party A’s written requirements, deal with the corresponding payment business for Party B after confirming the above, and help supervise and check Party B’s use of the loan;

10.2.3 Help Party A collect the capital and interest paid by Party B during the term specified in 4.1 herein, and transfer the fund collected to the account that Party A opens at Party C’s site. Notify Party A in time, if failing to receive the capital and interest from Party B in time;

10.2.4 Calculate and pay interests for the balance in the accounts that Party A and Party B respectively open at Party C’s site according to the existing interest rate of corporate current deposit of the People’s Bank of China.

Article 11 Extension of This Contract

11.1 Where Party B needs to extend the term of loan, it shall, 1 (one) month prior to expiration of the loan, bring forth a written application of extension to Party A and Party C. If Party A and Party B reach a consensus on the extension after negotiation on relevant conditions, the term of loan can be extended and in such case, Party A, Party B and Party C shall sign the Agreement on Term Extension of Entrusted Loan.

11.2 Party C shall calculate and collect interest of the loan according to Party A’s written entrustment.

11.3 Party C shall make calculation based on the criteria for handling entrusted loan again and collect loan formality fees from Party A.

Article 12 Miscellaneous

12.1 If the loan cannot be issued any more due to Party C’s cause, Party B shall repay the capital and pay interest of the loan having been issued to Party A immediately.

Article 13 Violation Liabilities

13.1 If Party B does not use the loan based on the purpose specified herein, Party C shall stop issuing the loan any longer at Party A’s request and collect the loan having been issued in advance, either in part or in whole. Party B shall pay Party A penalty interest based on the interest which is the loan interest hereunder plus 50% (50%-100%) since the date when it fails to use the loan based on the purpose specified herein, until it repays the capital and pays interest of the loan entirely. Party C can deduct the penalty interest directly from the account that Party B opens at Party C’s site based on Party A’s requirements. Party C shall charge compound interest against the interest that Party B fails to pay on time based on the interest rate of penalty interest.

13.2 If the loan cannot be issued any more due to Party C’s cause (except for force majeure), Party C shall compensate Party A’s and Party B’s loss arising therefrom.

13.3 If Party C fails to issue the loan, review and verify Party B’s payment voucher as per Party A’s written requirements after effectiveness of this Contract, resulting in Party A’s loss, Party C shall bear compensation liabilities arising therefrom within the scope of fault and responsibility.

13.4 All parties shall perform other obligations specified in this Contract upon effectiveness of this Contract. If any party refuses to perform the obligations prescribed herein, either in whole or in part, the due party shall bear the violation liabilities arising therefrom and compensate the counterparties’ loss caused thereby.

Article 14 Dispute Resolution

Any dispute arising out of the performance of this Contract shall be resolved by Party A, Party B and Party C via amicable consultation. If, however, consultation fails, the parties agree to solve the dispute according to 14.2 hereunder:

14.1 Apply to // for arbitration. The arbitration award is final and binds on the three parties;

14.2 File a lawsuit to court at the site where this Contract is signed.

Article 15 Effectiveness of This Contract

This Contract takes effect once signed by the legal representatives or authorized agents of Party A, Party B and Party C.

Article 16 This Contract is made in quadruplicate with Party A holding two and Party B and Party C holding one respectively.

Article 17 Declaration

17.1 Party A, Party B and Party C have known about their respective scope of business and scope of authorization.

17.2 Party A, Party B and Party C have read through all terms prescribed in this Contract. Party C has explained corresponding terms based on the requirements of Party A and Party B. Party A, Party B and Party C have fully known and understood the meanings of terms herein and the corresponding legal consequences.

17.3 Party A, Party B and Party C have the rights to sign this Contract.

Party A (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: China FAW Corporation Limited

Seal: Li Jian

Party B (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: JAW Jilin Automobile Co., Ltd.

Seal: Seal of Wang Guoqiang

Party C (Special seal for credit contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: Special Seal for Credit Contract of First Automobile Finance Co., Ltd.

Seal: Seal of Yuan Chuyun

This Contract is signed at Party A’s site (Changchun) on January 29, 2019.

Commissioned Loan Contract

Contract No.: WT20190005

Loan variety: Working capital loan

The Client: China FAW Corporation Limited (hereinafter referred to as “Party A”)

Domicile: No. 2259, Dongfeng Street, Changchun City

Postal code: 130011

Legal representative (person in charge): Xu Liuping

Tel.: 0431-82021465

Fax: 0431-82021464

The Borrower: JAW Jilin Automobile Co., Ltd. (hereinafter referred to as “Party B”)

Domicile: No. 2888, Dongshan Street, Jilin High-tech Development Zone

Postal code: 132013

Legal representative (person in charge): Wang Guoqiang

Tel.: 0432-68198167

Fax: 0432-68198177

The Lender: First Automobile Finance Co., Ltd. (hereinafter referred to as “Party C”)

Domicile: No. 3688, Shengtai Street, Changchun City

Postal code: 130118

Legal representative (person in charge): Zeng Xiangxin

Tel.: 81861711

Fax: 81861738

In consideration of the fact that Party A is willing to borrow a loan to Party B and decides to entrust Party C to issue the loan above to Party B, and collect and manage such loan, and Party C agrees to accept Party A’s entrustment and issue the loan to Party B. In strict accordance with provisions of the Contract Law of the People’s Republic of China (hereinafter referred to as “Contract Law”), General Rules for Loan of the People’s Bank of China and other relevant laws and regulations, the following contract (hereinafter referred to as “this Contract”) is made and entered into by and among Party A, Party B and Party C via amicable consultation, whereby all the three parties agree to abide by all terms and conditions set forth below.

Article 1 Loan Variety

1.1 The loan that Party C issues to Party B by accepting Party A’s entrustment is working capital loan.

Article 2 Purpose of Loan

2.1 Purpose of loan: Working capital turnover.

2.2 Without Party A’s and Party C’s written consent, Party B shall not change the purpose of loan prescribed in this Contract at will.

Article 3 Amount and Term of Loan and Loan Withdrawal Schedule

3.1 The amount of loan that Party C issues to Party B is RMB 350 million (in words: RMB THREE HUNDRED FIFTY MILLION Only).

3.2 Term of this Contract: From May 21, 2019 to May 21, 2020.

If the starting date of term of loan specified in this Contract is in conflict with the Loan Note of the loan, the date of actual issuance specified in the Loan Note when loan is issued for the first time shall prevail. However, the expiry date specified in the Loan Note shall not be later than the expiry date specified in 3.2 herein.

3.3 Party B shall withdraw the loan prescribed in this Contract according to the mode specified in 3.3.1 hereunder.

3.3.1 Party B shall withdraw the loan in lump sum after the effectiveness of this Contract;

3.3.2 Party B shall withdraw the loan by installment according to the schedule set forth below upon effectiveness of this Contract:

Loan withdrawal schedule:

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

3.4 In case of withdrawing loan by installment, Party B shall submit the loan note stamped with the reserved seal to Party C 2 (two) working days prior to withdrawal per time.

3.5 Should Party B finish the corresponding loan withdrawal formalities, Party C shall transfer the loan to the account designated by Party B on the date of issuance specified in the loan note.

3.6 The actual date of borrowing (i.e., date of issuance) and expiry date shall be subject to the date specified in the loan note concluded by and between Party B and Party C. The loan note serves as an indispensable part of this Contract and has the same legal effect with this Contract. If any items specified in the loan note other than date and interest rate are in conflict with this Contract, the latter will be overruling.

Article 4 Loan Interest Rate and Interest Calculation

4.1 According to the consensus made by and between Party A and Party B, the interest rate of loan herein shall be determined based on the method in 4.1.1 hereunder:

4.1.1 Fixed annual interest rate: 3.915%, which means lowering by 10% (increasing/lowing/no change) on the basis of the benchmark interest rate on the value date. The interest rate above remains unchanged within the term of loan;

4.1.2 Floating interest rate, which is //% of the annual interest rate. The interest rate of loan is determined by increasing by //% on the basis of the benchmark interest rate of the loan in the same period and under the same level at the date when this Contract is concluded (i.e., floating range). The floating range remains unchanged within the term of this Contract. Upon the issuance of the loan specified herein, the floating interest rate shall be adjusted on the 21st day of the last month of each natural quarter and since the quarter after the quarter when the loan is issued (subject to the Loan Note) (the same floating range). The interest rate shall be adjusted based on the latest benchmark interest rate of loan of the People’s Bank of China.

4.1.3 If this Contract has taken effect but the People’s Bank of China adjusts the interest rate before Party B deals with loan withdrawal formalities, the parties agree to perform a set forth below:

a.	Perform the interest rate specified in this Contract continuously;
b.	Perform the latest policies with regard to interest rate.

4.2 Interest shall be calculated for the loan herein on a daily basis from the date of actual issuance based on the total days (daily interest rate = Annual interest rate/360). Interest shall be settled on a quarterly (monthly/quarterly) basis on the 20th day of the last month of each quarter (the 20th day of each month/the 20th day of the last month of each quarter). If the date of interest settlement is not the bank workday, the date shall be postponed to next bank workday. The interests of the loan shall be settled with the capital once the term of loan is due.

4.3 The interest rate and interest (including default interest and compound interest) of the loan under this Contract (✓include/☐exclude) VAT on sales.

Article 5 Issuance and Withdrawal of Loan

5.1 Party C is obliged to issue the loan only after Party B has finished the formalities related to the loan hereunder according to relevant laws and regulations, such as approvals, assessment, insurance, registration, notarization, delivery and account opening, and Party A has deposited the loan and corresponding commissions (the commission shall be paid by Party B, if Party A and Party B reach a consensus regarding this issue via amicable consultation) to the account it opens at Party C’s site, unless Party C makes a waiver, either in part or in whole.

5.2 Party A shall deposit the loan to the account it opens at Party C’s site prior to the date of issuance specified. Party A shall not withdraw the loan before the loan is collected.

5.3 The company charges agency commission from Party A against the formality fees of the loan on the principle “that he makes entrustment shall be responsible for payment” according to the provisions of Measures on Payment Settlement of the People’s Bank of China. Party C shall charge formality fees which shall be 0‰ of the loan issued in lump sum and can deduct them from the account that Party A opens at its site directly. In such case, Party C shall issue the corresponding formality invoice to Party A. For the purpose of this Contract, “formality fees” include VAT on sales. While applying to Party C for issuing formality fees invoice, the party that pays such formality fees (the applying party) shall provide the taxpayer’s identity data for Party C to judge its identity as a taxpayer. If the special or ordinary VAT invoice issued by Party C contains error due to the cause attributable to the applying party, the applying party shall bear the responsibilities arising therefrom at its sole discretion. In such case, Party C is also entitled to request the applying party to bear Party C’s loss or other consequences arising therefrom. In case of any invoice that shall be made invalid or negative invoice, the applying party is obliged to help finish the treatment of relevant invoices. If the invoice cannot be made invalid or negative invoice is issued due to the applying party’s cause, the applying party shall compensate Party C’s entire loss caused thereby, including but not limited to taxes, tax surcharges, penalty and liquidated damages.

5.4 Party C shall deposit the loan to the account that Party B opens at Party C’s site on the date of issuance designated Party A and ask Party B for confirmation.

5.5 Party C cannot use the loan inside the accounts opened by Party A and Party B respectively at Party C’s site for any purpose other than the entrusted matter prescribed herein.

5.6 Party A’s account information	Party B’s account information
Account name: China FAW Corporation Limited	Account name: JAW Jilin Automobile Co., Ltd.
Account No.:	Account No.:
Opening bank: First Automobile Finance Co., Ltd.	Opening bank: First Automobile Finance Co., Ltd.

Article 6 Loan Repayment and Repayment Schedule

6.1 Repayment principle: Party B shall repay the loan herein according to the principle of paying interest followed by capital repayment.

6.2 Interest payment: Party B shall pay Party C due interest on the date of interest settlement. The date of first interest payment shall be the first date of interest settlement after issuance of the loan. Interests shall be paid off together with the capital when Party B repays the loan in the last period.

6.3 Repayment plan:

May 21, 2020, amount: RMB 350,000,000.00 (in words: RMB THREE HUNDRED FIFTY MILLION Only).

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

6.4 Mode of repayment: Party B shall deposit the payables of the current period in the account it opens at Party C’s site in full prior to the date of repayment specified in this Contract so that Party C can make deduction from the account in time.

6.5 Advance repayment:

6.5.1 In case of repaying the capital in advance, Party B shall bring forth a written application to Party C. Party A hereby acknowledges that it has approved the application of advance repayment that Party B submits and Party C can accept the application directly based on the application.

6.5.2 Party A has the rights to ask Party B to repay the loan, either in part or in whole, in advance, in any of the following circumstances:

6.5.2.1 It is impossible or illegal for Party C to perform its obligations prescribed in this Contract continuously due to the changes, such as applicable laws and regulations, permissions and approvals of government authority or other causes;

6.5.2.2 Party A believes the capital of loan may not be collected and the interest may not be charged safely under the involvement of Party C.

Article 7 Treatment of Capital and Interest of Overdue Loan

7.1 If Party B does not deposit the fund in full in the account it opens at Party C’s site on the date of capital repayment or date of interest payment, resulting in Party C’s failure in charging capital and interest of the loan for Party A, Party C bears no economic responsibilities arising therefrom for Party A.

7.2 If Party B cannot pay the capital and interest of the loan or is exposed to risks of bad debts during production and operation process for whatever the reason, Party C shall notify Party A, which shall negotiate with Party B. In such case, Party C does not bear any economic responsibilities.

7.3 Party B shall raise fund as soon as possible, and repay the capital and pay interest of the loan on schedule. Should Party B fail to make repayment on schedule, Party A shall charge penalty interest based on the loan interest rate in this Contract plus 30% (30%-50%) interest rate of penalty interest against overdue loan since the date overdue until Party B repays the capital and pays interest in full. Party A will charge compound interest against the interest that Party B cannot pay on time according to the interest rate of penalty interest.

Article 8 Party A’s Rights and Obligations

8.1 Party A’s rights

8.1.1 Ask Party C to issue loan to Party B according to the provisions of this Contract and review Party B’s qualifications, project for which loan will be used, guarantor’s qualification, collateral, collateral security, etc.

8.1.2 Request Party B to use the loan based on the purpose specified herein and to repay the capital and pay interest on schedule;

8.1.3 Ask Party C to help collect capital and interest of the loan on schedule.

8.2 Party A’s obligations

8.2.1 Deposit the loan herein and formality fees (unless otherwise specified) to the account it opens at Party C’s site on schedule based on the provisions of this Contract;

8.2.2 Supervise Party B to use the loan according to the purpose prescribed in this Contract, ensure the purpose of loan conforms to relevant laws and regulations and bear Party B’s credit risks;

8.2.3 Ensure the source of the loan conforms to laws and regulations and have the right to independently dispose the loan; provide relevant documents which certify the compliance of the loan with relevant laws and regulations or relevant evidentiary materials with equal legal effect based on Party C’s requirements.

Article 9 Party B’s Rights and Obligations

9.1 Party B’s rights

9.1.1 Require Party C to issue loan as per the provisions of this Contract;

9.1.2 Use the loan based on the purpose prescribed herein;

9.2 Party B’s obligations

9.2.1 Use the loan based on the purpose prescribed herein and do not occupy or embezzle the loan;

9.2.2 Repay the capital of loan and pay interests on schedule according to the provisions of this Contract;

9.2.3 Do not withdraw loan secretly or transfer assets for the purpose of evading debts;

9.2.4 Do not provide guarantee for a third party with the loan under this Contract without Party A’s written consent before finishing repaying the capital and paying interest of the loan herein;

9.2.5 Notify Party A and Party C within 5 bank workdays upon change of its name, legal representative (person in charge), domicile, scope of business, registered capital, etc. within the term of this Contract;

9.2.6 Provide its business information such as financial statements for Party A based on Party A’s request;

9.2.7 Open an account at Party C’s site prior to the date of issuance.

Article 10 Party C’s Rights and Obligations

10.1 Party C’s rights

10.1.1 Deduct any payable that Party A and Party B shall make to Party C according to this Contract from the accounts that Party A and Party B open at Party C’s site directly.

10.2 Party C’s obligations

10.2.1 Issue loan in full on schedule according to the provisions of this Contract, unless issuance is delayed by Party A’s or Party B’s cause;

10.2.2 Review Party B’s payment voucher based on Party A’s written requirements, deal with the corresponding payment business for Party B after confirming the above, and help supervise and check Party B’s use of the loan;

10.2.3 Help Party A collect the capital and interest paid by Party B during the term specified in 4.1 herein, and transfer the fund collected to the account that Party A opens at Party C’s site. Notify Party A in time, if failing to receive the capital and interest from Party B in time;

10.2.4 Calculate and pay interests for the balance in the accounts that Party A and Party B respectively open at Party C’s site according to the existing interest rate of corporate current deposit of the People’s Bank of China.

Article 11 Extension of This Contract

11.1 Where Party B needs to extend the term of loan, it shall, 1 (one) month prior to expiration of the loan, bring forth a written application of extension to Party A and Party C. If Party A and Party B reach a consensus on the extension after negotiation on relevant conditions, the term of loan can be extended and in such case, Party A, Party B and Party C shall sign the Agreement on Term Extension of Entrusted Loan.

11.2 Party C shall calculate and collect interest of the loan according to Party A’s written entrustment.

11.3 Party C shall make calculation based on the criteria for handling entrusted loan again and collect loan formality fees from Party A.

Article 12 Miscellaneous

12.1 If the loan cannot be issued any more due to Party C’s cause, Party B shall repay the capital and pay interest of the loan having been issued to Party A immediately.

Article 13 Violation Liabilities

13.1 If Party B does not use the loan based on the purpose specified herein, Party C shall stop issuing the loan any longer at Party A’s request and collect the loan having been issued in advance, either in part or in whole. Party B shall pay Party A penalty interest based on the interest which is the loan interest hereunder plus 50% (50%-100%) since the date when it fails to use the loan based on the purpose specified herein, until it repays the capital and pays interest of the loan entirely. Party C can deduct the penalty interest directly from the account that Party B opens at Party C’s site based on Party A’s requirements. Party C shall charge compound interest against the interest that Party B fails to pay on time based on the interest rate of penalty interest.

13.2 If the loan cannot be issued any more due to Party C’s cause (except for force majeure), Party C shall compensate Party A’s and Party B’s loss arising therefrom.

13.3 If Party C fails to issue the loan, review and verify Party B’s payment voucher as per Party A’s written requirements after effectiveness of this Contract, resulting in Party A’s loss, Party C shall bear compensation liabilities arising therefrom within the scope of fault and responsibility.

13.4 All parties shall perform other obligations specified in this Contract upon effectiveness of this Contract. If any party refuses to perform the obligations prescribed herein, either in whole or in part, the due party shall bear the violation liabilities arising therefrom and compensate the counterparties’ loss caused thereby.

Article 14 Dispute Resolution

Any dispute arising out of the performance of this Contract shall be resolved by Party A, Party B and Party C via amicable consultation. If, however, consultation fails, the parties agree to solve the dispute according to 14.2 hereunder:

14.1 Apply to // for arbitration. The arbitration award is final and binds on the three parties;

14.2 File a lawsuit to court at the site where this Contract is signed.

Article 15 Effectiveness of This Contract

This Contract takes effect once signed by the legal representatives or authorized agents of Party A, Party B and Party C.

Article 16 This Contract is made in quadruplicate with Party A holding two and Party B and Party C holding one respectively.

Article 17 Declaration

17.1 Party A, Party B and Party C have known about their respective scope of business and scope of authorization.

17.2 Party A, Party B and Party C have read through all terms prescribed in this Contract. Party C has explained corresponding terms based on the requirements of Party A and Party B. Party A, Party B and Party C have fully known and understood the meanings of terms herein and the corresponding legal consequences.

17.3 Party A, Party B and Party C have the rights to sign this Contract.

Party A (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: Special Seal for Contract of China FAW Corporation Limited

Seal: Li Jian

Party B (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: JAW Jilin Automobile Co., Ltd.

Seal: Seal of Wang Guoqiang

Party C (Special seal for credit contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: Special Seal for Credit Contract of First Automobile Finance Co., Ltd.

Seal: Seal of Yuan Chuyun

This Contract is signed at Party A’s site (Changchun) on May 20, 2019.

Commissioned Loan Contract

Contract No.: WT20190011

Loan variety: Working capital loan

The Client: China FAW Corporation Limited (hereinafter referred to as “Party A”)

Domicile: No. 8899, Dongfeng Street, Changchun City

Postal code: 130011

Legal representative (person in charge): Xu Liuping

Tel.: 0431-82021465

Fax: 0431-82021464

The Borrower: JAW Jilin Automobile Co., Ltd. (hereinafter referred to as “Party B”)

Domicile: No. 2888, Dongshan Street, Jilin High-tech Development Zone

Postal code: 132013

Legal representative (person in charge): Lei Ping

Tel.: 0432-68198167

Fax: 0432-68198177

The Lender: First Automobile Finance Co., Ltd. (hereinafter referred to as “Party C”)

Domicile: No. 3688, Shengtai Street, Changchun City

Postal code: 130118

Legal representative (person in charge): Zeng Xiangxin

Tel.: 81861711

Fax: 81861738

In consideration of the fact that Party A is willing to borrow a loan to Party B and decides to entrust Party C to issue the loan above to Party B, and collect and manage such loan, and Party C agrees to accept Party A’s entrustment and issue the loan to Party B. In strict accordance with provisions of the Contract Law of the People’s Republic of China (hereinafter referred to as “Contract Law”), General Rules for Loan of the People’s Bank of China and other relevant laws and regulations, the following contract (hereinafter referred to as “this Contract”) is made and entered into by and among Party A, Party B and Party C via amicable consultation, whereby all the three parties agree to abide by all terms and conditions set forth below.

Article 1 Loan Variety

1.1 The loan that Party C issues to Party B by accepting Party A’s entrustment is working capital loan.

Article 2 Purpose of Loan

2.1 Purpose of loan: Working capital turnover.

2.2 Without Party A’s and Party C’s written consent, Party B shall not change the purpose of loan prescribed in this Contract at will.

Article 3 Amount and Term of Loan and Loan Withdrawal Schedule

3.1 The amount of loan that Party C issues to Party B is RMB 150 million (in words: RMB ONE HUNDRED FIFTY MILLION Only).

3.2 Term of this Contract: From August 29, 2019 to August 29, 2020.

If the starting date of term of loan specified in this Contract is in conflict with the Loan Note of the loan, the date of actual issuance specified in the Loan Note when loan is issued for the first time shall prevail. However, the expiry date specified in the Loan Note shall not be later than the expiry date specified in 3.2 herein.

3.3 Party B shall withdraw the loan prescribed in this Contract according to the mode specified in 3.3.1 hereunder.

3.3.1 Party B shall withdraw the loan in lump sum after the effectiveness of this Contract;

3.3.2 Party B shall withdraw the loan by installment according to the schedule set forth below upon effectiveness of this Contract:

Loan withdrawal schedule:

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

3.4 In case of withdrawing loan by installment, Party B shall submit the loan note stamped with the reserved seal to Party C 2 (two) working days prior to withdrawal per time.

3.5 Should Party B finish the corresponding loan withdrawal formalities, Party C shall transfer the loan to the account designated by Party B on the date of issuance specified in the loan note.

3.6 The actual date of borrowing (i.e., date of issuance) and expiry date shall be subject to the date specified in the loan note concluded by and between Party B and Party C. The loan note serves as an indispensable part of this Contract and has the same legal effect with this Contract. If any items specified in the loan note other than date and interest rate are in conflict with this Contract, the latter will be overruling.

Article 4 Loan Interest Rate and Interest Calculation

4.1 According to the consensus made by and between Party A and Party B, the interest rate of loan herein shall be determined based on the method in 4.1.1 hereunder:

4.1.1 Fixed annual interest rate: 3.915%, which means lowering by 10% (increasing/lowing/no change) on the basis of the benchmark interest rate on the value date. The interest rate above remains unchanged within the term of loan;

4.1.2 Floating interest rate, which is //% of the annual interest rate. The interest rate of loan is determined by increasing by //% on the basis of the benchmark interest rate of the loan in the same period and under the same level at the date when this Contract is concluded (i.e., floating range). The floating range remains unchanged within the term of this Contract. Upon the issuance of the loan specified herein, the floating interest rate shall be adjusted on the 21st day of the last month of each natural quarter and since the quarter after the quarter when the loan is issued (subject to the Loan Note) (the same floating range). The interest rate shall be adjusted based on the latest benchmark interest rate of loan of the People’s Bank of China.

4.1.3 If this Contract has taken effect but the People’s Bank of China adjusts the interest rate before Party B deals with loan withdrawal formalities, the parties agree to perform a set forth below:

a.	Perform the interest rate specified in this Contract continuously;
b.	Perform the latest policies with regard to interest rate.

4.2 Interest shall be calculated for the loan herein on a daily basis from the date of actual issuance based on the total days (daily interest rate = Annual interest rate/360). Interest shall be settled on a quarterly (monthly/quarterly) basis on the 20th day of the last month of each quarter (the 20th day of each month/the 20th day of the last month of each quarter). If the date of interest settlement is not the bank workday, the date shall be postponed to next bank workday. The interests of the loan shall be settled with the capital once the term of loan is due.

4.3 The interest rate and interest (including default interest and compound interest) of the loan under this Contract (✓include/☐exclude) VAT on sales.

Article 5 Issuance and Withdrawal of Loan

5.1 Party C is obliged to issue the loan only after Party B has finished the formalities related to the loan hereunder according to relevant laws and regulations, such as approvals, assessment, insurance, registration, notarization, delivery and account opening, and Party A has deposited the loan and corresponding commissions (the commission shall be paid by Party B, if Party A and Party B reach a consensus regarding this issue via amicable consultation) to the account it opens at Party C’s site, unless Party C makes a waiver, either in part or in whole.

5.2 Party A shall deposit the loan to the account it opens at Party C’s site prior to the date of issuance specified. Party A shall not withdraw the loan before the loan is collected.

5.3 The company charges agency commission from Party A against the formality fees of the loan on the principle “that he makes entrustment shall be responsible for payment” according to the provisions of Measures on Payment Settlement of the People’s Bank of China. Party C shall charge formality fees which shall be 0‰ of the loan issued in lump sum and can deduct them from the account that Party A opens at its site directly. In such case, Party C shall issue the corresponding formality invoice to Party A. For the purpose of this Contract, “formality fees” include VAT on sales. While applying to Party C for issuing formality fees invoice, the party that pays such formality fees (the applying party) shall provide the taxpayer’s identity data for Party C to judge its identity as a taxpayer. If the special or ordinary VAT invoice issued by Party C contains error due to the cause attributable to the applying party, the applying party shall bear the responsibilities arising therefrom at its sole discretion. In such case, Party C is also entitled to request the applying party to bear Party C’s loss or other consequences arising therefrom. In case of any invoice that shall be made invalid or negative invoice, the applying party is obliged to help finish the treatment of relevant invoices. If the invoice cannot be made invalid or negative invoice is issued due to the applying party’s cause, the applying party shall compensate Party C’s entire loss caused thereby, including but not limited to taxes, tax surcharges, penalty and liquidated damages.

5.4 Party C shall deposit the loan to the account that Party B opens at Party C’s site on the date of issuance designated Party A and ask Party B for confirmation.

5.5 Party C cannot use the loan inside the accounts opened by Party A and Party B respectively at Party C’s site for any purpose other than the entrusted matter prescribed herein.

5.6 Party A’s account information	Party B’s account information
Account name: China FAW Corporation Limited	Account name: JAW Jilin Automobile Co., Ltd.
Account No.:	Account No.:
Opening bank: First Automobile Finance Co., Ltd.	Opening bank: First Automobile Finance Co., Ltd.

Article 6 Loan Repayment and Repayment Schedule

6.1 Repayment principle: Party B shall repay the loan herein according to the principle of paying interest followed by capital repayment.

6.2 Interest payment: Party B shall pay Party C due interest on the date of interest settlement. The date of first interest payment shall be the first date of interest settlement after issuance of the loan. Interests shall be paid off together with the capital when Party B repays the loan in the last period.

6.3 Repayment plan:

August 29, 2020, amount: RMB 150,000,000.00 (in words: RMB ONE HUNDRED FIFTY MILLION Only).

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

6.4 Mode of repayment: Party B shall deposit the payables of the current period in the account it opens at Party C’s site in full prior to the date of repayment specified in this Contract so that Party C can make deduction from the account in time.

6.5 Advance repayment:

6.5.1 In case of repaying the capital in advance, Party B shall bring forth a written application to Party C. Party A hereby acknowledges that it has approved the application of advance repayment that Party B submits and Party C can accept the application directly based on the application.

6.5.2 Party A has the rights to ask Party B to repay the loan, either in part or in whole, in advance, in any of the following circumstances:

6.5.2.1 It is impossible or illegal for Party C to perform its obligations prescribed in this Contract continuously due to the changes, such as applicable laws and regulations, permissions and approvals of government authority or other causes;

6.5.2.2 Party A believes the capital of loan may not be collected and the interest may not be charged safely under the involvement of Party C.

Article 7 Treatment of Capital and Interest of Overdue Loan

7.1 If Party B does not deposit the fund in full in the account it opens at Party C’s site on the date of capital repayment or date of interest payment, resulting in Party C’s failure in charging capital and interest of the loan for Party A, Party C bears no economic responsibilities arising therefrom for Party A.

7.2 If Party B cannot pay the capital and interest of the loan or is exposed to risks of bad debts during production and operation process for whatever the reason, Party C shall notify Party A, which shall negotiate with Party B. In such case, Party C does not bear any economic responsibilities.

7.3 Party B shall raise fund as soon as possible, and repay the capital and pay interest of the loan on schedule. Should Party B fail to make repayment on schedule, Party A shall charge penalty interest based on the loan interest rate in this Contract plus 30% (30%-50%) interest rate of penalty interest against overdue loan since the date overdue until Party B repays the capital and pays interest in full. Party A will charge compound interest against the interest that Party B cannot pay on time according to the interest rate of penalty interest.

Article 8 Party A’s Rights and Obligations

8.1 Party A’s rights

8.1.1 Ask Party C to issue loan to Party B according to the provisions of this Contract and review Party B’s qualifications, project for which loan will be used, guarantor’s qualification, collateral, collateral security, etc.

8.1.2 Request Party B to use the loan based on the purpose specified herein and to repay the capital and pay interest on schedule;

8.1.3 Ask Party C to help collect capital and interest of the loan on schedule.

8.2 Party A’s obligations

8.2.1 Deposit the loan herein and formality fees (unless otherwise specified) to the account it opens at Party C’s site on schedule based on the provisions of this Contract;

8.2.2 Supervise Party B to use the loan according to the purpose prescribed in this Contract, ensure the purpose of loan conforms to relevant laws and regulations and bear Party B’s credit risks;

8.2.3 Ensure the source of the loan conforms to laws and regulations and have the right to independently dispose the loan; provide relevant documents which certify the compliance of the loan with relevant laws and regulations or relevant evidentiary materials with equal legal effect based on Party C’s requirements.

Article 9 Party B’s Rights and Obligations

9.1 Party B’s rights

9.1.1 Require Party C to issue loan as per the provisions of this Contract;

9.1.2 Use the loan based on the purpose prescribed herein;

9.2 Party B’s obligations

9.2.1 Use the loan based on the purpose prescribed herein and do not occupy or embezzle the loan;

9.2.2 Repay the capital of loan and pay interests on schedule according to the provisions of this Contract;

9.2.3 Do not withdraw loan secretly or transfer assets for the purpose of evading debts;

9.2.4 Do not provide guarantee for a third party with the loan under this Contract without Party A’s written consent before finishing repaying the capital and paying interest of the loan herein;

9.2.5 Notify Party A and Party C within 5 bank workdays upon change of its name, legal representative (person in charge), domicile, scope of business, registered capital, etc. within the term of this Contract;

9.2.6 Provide its business information such as financial statements for Party A based on Party A’s request;

9.2.7 Open an account at Party C’s site prior to the date of issuance.

Article 10 Party C’s Rights and Obligations

10.1 Party C’s rights

10.1.1 Deduct any payable that Party A and Party B shall make to Party C according to this Contract from the accounts that Party A and Party B open at Party C’s site directly.

10.2 Party C’s obligations

10.2.1 Issue loan in full on schedule according to the provisions of this Contract, unless issuance is delayed by Party A’s or Party B’s cause;

10.2.2 Review Party B’s payment voucher based on Party A’s written requirements, deal with the corresponding payment business for Party B after confirming the above, and help supervise and check Party B’s use of the loan;

10.2.3 Help Party A collect the capital and interest paid by Party B during the term specified in 4.1 herein, and transfer the fund collected to the account that Party A opens at Party C’s site. Notify Party A in time, if failing to receive the capital and interest from Party B in time;

10.2.4 Calculate and pay interests for the balance in the accounts that Party A and Party B respectively open at Party C’s site according to the existing interest rate of corporate current deposit of the People’s Bank of China.

Article 11 Extension of This Contract

11.1 Where Party B needs to extend the term of loan, it shall, 1 (one) month prior to expiration of the loan, bring forth a written application of extension to Party A and Party C. If Party A and Party B reach a consensus on the extension after negotiation on relevant conditions, the term of loan can be extended and in such case, Party A, Party B and Party C shall sign the Agreement on Term Extension of Entrusted Loan.

11.2 Party C shall calculate and collect interest of the loan according to Party A’s written entrustment.

11.3 Party C shall make calculation based on the criteria for handling entrusted loan again and collect loan formality fees from Party A.

Article 12 Miscellaneous

12.1 If the loan cannot be issued any more due to Party C’s cause, Party B shall repay the capital and pay interest of the loan having been issued to Party A immediately.

Article 13 Violation Liabilities

13.1 If Party B does not use the loan based on the purpose specified herein, Party C shall stop issuing the loan any longer at Party A’s request and collect the loan having been issued in advance, either in part or in whole. Party B shall pay Party A penalty interest based on the interest which is the loan interest hereunder plus 50% (50%-100%) since the date when it fails to use the loan based on the purpose specified herein, until it repays the capital and pays interest of the loan entirely. Party C can deduct the penalty interest directly from the account that Party B opens at Party C’s site based on Party A’s requirements. Party C shall charge compound interest against the interest that Party B fails to pay on time based on the interest rate of penalty interest.

13.2 If the loan cannot be issued any more due to Party C’s cause (except for force majeure), Party C shall compensate Party A’s and Party B’s loss arising therefrom.

13.3 If Party C fails to issue the loan, review and verify Party B’s payment voucher as per Party A’s written requirements after effectiveness of this Contract, resulting in Party A’s loss, Party C shall bear compensation liabilities arising therefrom within the scope of fault and responsibility.

13.4 All parties shall perform other obligations specified in this Contract upon effectiveness of this Contract. If any party refuses to perform the obligations prescribed herein, either in whole or in part, the due party shall bear the violation liabilities arising therefrom and compensate the counterparties’ loss caused thereby.

Article 14 Dispute Resolution

Any dispute arising out of the performance of this Contract shall be resolved by Party A, Party B and Party C via amicable consultation. If, however, consultation fails, the parties agree to solve the dispute according to 14.2 hereunder:

14.1 Apply to // for arbitration. The arbitration award is final and binds on the three parties;

14.2 File a lawsuit to court at the site where this Contract is signed.

Article 15 Effectiveness of This Contract

This Contract takes effect once signed by the legal representatives or authorized agents of Party A, Party B and Party C.

Article 16 This Contract is made in quadruplicate with Party A holding two and Party B and Party C holding one respectively.

Article 17 Declaration

17.1 Party A, Party B and Party C have known about their respective scope of business and scope of authorization.

17.2 Party A, Party B and Party C have read through all terms prescribed in this Contract. Party C has explained corresponding terms based on the requirements of Party A and Party B. Party A, Party B and Party C have fully known and understood the meanings of terms herein and the corresponding legal consequences.

17.3 Party A, Party B and Party C have the rights to sign this Contract.

Party A (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: China FAW Corporation Limited

Seal: Li Jian

Party B (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: JAW Jilin Automobile Co., Ltd.

Seal: Seal of Lei Ping

Party C (Special seal for credit contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: Special Seal for Credit Contract of First Automobile Finance Co., Ltd.

Seal: Seal of Yuan Chuyun

This Contract is signed at Party A’s site (Changchun) on August 29, 2019.

Commissioned Loan Contract

Contract No.: WT20190012

Loan variety: Working capital loan

The Client: China FAW Corporation Limited (hereinafter referred to as “Party A”)

Domicile: No. 8899, Dongfeng Street, Changchun City

Postal code: 130011

Legal representative (person in charge): Xu Liuping

Tel.: 0431-82021462

Fax: 0431-82021462

The Borrower: JAW Jilin Automobile Co., Ltd. (hereinafter referred to as “Party B”)

Domicile: No. 2888, Dongshan Street, Jilin High-tech Development Zone

Postal code: 132013

Legal representative (person in charge): Lei Ping

Tel.: 0432-68198167

Fax: 0432-68198177

The Lender: First Automobile Finance Co., Ltd. (hereinafter referred to as “Party C”)

Domicile: No. 3688, Shengtai Street, Changchun City

Postal code: 130118

Legal representative (person in charge): Zeng Xiangxin

Tel.: 0431-81861711

Fax: 0431-81861738

In consideration of the fact that Party A is willing to borrow a loan to Party B and decides to entrust Party C to issue the loan above to Party B, and collect and manage such loan, and Party C agrees to accept Party A’s entrustment and issue the loan to Party B. In strict accordance with provisions of the Contract Law of the People’s Republic of China (hereinafter referred to as “Contract Law”), General Rules for Loan of the People’s Bank of China and other relevant laws and regulations, the following contract (hereinafter referred to as “this Contract”) is made and entered into by and among Party A, Party B and Party C via amicable consultation, whereby all the three parties agree to abide by all terms and conditions set forth below.

Article 1 Loan Variety

1.1 The loan that Party C issues to Party B by accepting Party A’s entrustment is working capital loan.

Article 2 Purpose of Loan

2.1 Purpose of loan: Working capital turnover.

2.2 Without Party A’s and Party C’s written consent, Party B shall not change the purpose of loan prescribed in this Contract at will.

Article 3 Amount and Term of Loan and Loan Withdrawal Schedule

3.1 The amount of loan that Party C issues to Party B is RMB 269,680,000.00 (in words: RMB TWO HUNDRED SIXTY NINE MILLION SIX HUNDRED EIGHTY THOUSAND Only).

3.2 Term of this Contract: From October 29, 2019 to October 29, 2020.

If the starting date of term of loan specified in this Contract is in conflict with the Loan Note of the loan, the date of actual issuance specified in the Loan Note when loan is issued for the first time shall prevail. However, the expiry date specified in the Loan Note shall not be later than the expiry date specified in 3.2 herein.

3.3 Party B shall withdraw the loan prescribed in this Contract according to the mode specified in 3.3.1 hereunder.

3.3.1 Party B shall withdraw the loan in lump sum after the effectiveness of this Contract;

3.3.2 Party B shall withdraw the loan by installment according to the schedule set forth below upon effectiveness of this Contract:

Loan withdrawal schedule:

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

3.4 In case of withdrawing loan by installment, Party B shall submit the loan note stamped with the reserved seal to Party C 2 (two) working days prior to withdrawal per time.

3.5 Should Party B finish the corresponding loan withdrawal formalities, Party C shall transfer the loan to the account designated by Party B on the date of issuance specified in the loan note.

3.6 The actual date of borrowing (i.e., date of issuance) and expiry date shall be subject to the date specified in the loan note concluded by and between Party B and Party C. The loan note serves as an indispensable part of this Contract and has the same legal effect with this Contract. If any items specified in the loan note other than date and interest rate are in conflict with this Contract, the latter will be overruling.

Article 4 Loan Interest Rate and Interest Calculation

4.1 According to the consensus made by and between Party A and Party B, the interest rate of loan herein shall be determined based on the method in 4.1.1 hereunder:

4.1.1 Fixed annual interest rate: 3.915%, which means lowering by 10% (increasing/lowing/no change) on the basis of the benchmark interest rate on the value date. The interest rate above remains unchanged within the term of loan;

4.1.2 Floating interest rate, which is //% of the annual interest rate. The interest rate of loan is determined by increasing by //% on the basis of the benchmark interest rate of the loan in the same period and under the same level at the date when this Contract is concluded (i.e., floating range). The floating range remains unchanged within the term of this Contract. Upon the issuance of the loan specified herein, the floating interest rate shall be adjusted on the 21st day of the last month of each natural quarter and since the quarter after the quarter when the loan is issued (subject to the Loan Note) (the same floating range). The interest rate shall be adjusted based on the latest benchmark interest rate of loan of the People’s Bank of China.

4.1.3 If this Contract has taken effect but the People’s Bank of China adjusts the interest rate before Party B deals with loan withdrawal formalities, the parties agree to perform a set forth below:

a.	Perform the interest rate specified in this Contract continuously;
b.	Perform the latest policies with regard to interest rate.

4.2 Interest shall be calculated for the loan herein on a daily basis from the date of actual issuance based on the total days (daily interest rate = Annual interest rate/360). Interest shall be settled on a quarterly (monthly/quarterly) basis on the 20th day of the last month of each quarter (the 20th day of each month/the 20th day of the last month of each quarter). If the date of interest settlement is not the bank workday, the date shall be postponed to next bank workday. The interests of the loan shall be settled with the capital once the term of loan is due.

4.3 The interest rate and interest (including default interest and compound interest) of the loan under this Contract (✓include/☐exclude) VAT on sales.

Article 5 Issuance and Withdrawal of Loan

5.1 Party C is obliged to issue the loan only after Party B has finished the formalities related to the loan hereunder according to relevant laws and regulations, such as approvals, assessment, insurance, registration, notarization, delivery and account opening, and Party A has deposited the loan and corresponding commissions (the commission shall be paid by Party B, if Party A and Party B reach a consensus regarding this issue via amicable consultation) to the account it opens at Party C’s site, unless Party C makes a waiver, either in part or in whole.

5.2 Party A shall deposit the loan to the account it opens at Party C’s site prior to the date of issuance specified. Party A shall not withdraw the loan before the loan is collected.

5.3 The company charges agency commission from Party A against the formality fees of the loan on the principle “that he makes entrustment shall be responsible for payment” according to the provisions of Measures on Payment Settlement of the People’s Bank of China. Party C shall charge formality fees which shall be 0‰ of the loan issued in lump sum and can deduct them from the account that Party A opens at its site directly. In such case, Party C shall issue the corresponding formality invoice to Party A. For the purpose of this Contract, “formality fees” include VAT on sales. While applying to Party C for issuing formality fees invoice, the party that pays such formality fees (the applying party) shall provide the taxpayer’s identity data for Party C to judge its identity as a taxpayer. If the special or ordinary VAT invoice issued by Party C contains error due to the cause attributable to the applying party, the applying party shall bear the responsibilities arising therefrom at its sole discretion. In such case, Party C is also entitled to request the applying party to bear Party C’s loss or other consequences arising therefrom. In case of any invoice that shall be made invalid or negative invoice, the applying party is obliged to help finish the treatment of relevant invoices. If the invoice cannot be made invalid or negative invoice is issued due to the applying party’s cause, the applying party shall compensate Party C’s entire loss caused thereby, including but not limited to taxes, tax surcharges, penalty and liquidated damages.

5.4 Party C shall deposit the loan to the account that Party B opens at Party C’s site on the date of issuance designated Party A and ask Party B for confirmation.

5.5 Party C cannot use the loan inside the accounts opened by Party A and Party B respectively at Party C’s site for any purpose other than the entrusted matter prescribed herein.

5.6 Party A’s account information	Party B’s account information
Account name: China FAW Corporation Limited	Account name: JAW Jilin Automobile Co., Ltd.
Account No.:	Account No.:
Opening bank: First Automobile Finance Co., Ltd.	Opening bank: First Automobile Finance Co., Ltd.

Article 6 Loan Repayment and Repayment Schedule

6.1 Repayment principle: Party B shall repay the loan herein according to the principle of paying interest followed by capital repayment.

6.2 Interest payment: Party B shall pay Party C due interest on the date of interest settlement. The date of first interest payment shall be the first date of interest settlement after issuance of the loan. Interests shall be paid off together with the capital when Party B repays the loan in the last period.

6.3 Repayment plan:

August 29, 2020, amount: RMB 269,680,000.00 (in words: RMB TWO HUNDRED SIXTY NINE MILLION SIX HUNDRED EIGHTY THOUSAND Only).

      DD/MM/YY, amount: RMB            (in words: RMB          Only)

      DD/MM/YY, amount: RMB            (in words: RMB          Only)

      DD/MM/YY, amount: RMB            (in words: RMB          Only)

      DD/MM/YY, amount: RMB            (in words: RMB          Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

6.4 Mode of repayment: Party B shall deposit the payables of the current period in the account it opens at Party C’s site in full prior to the date of repayment specified in this Contract so that Party C can make deduction from the account in time.

6.5 Advance repayment:

6.5.1 In case of repaying the capital in advance, Party B shall bring forth a written application to Party C. Party A hereby acknowledges that it has approved the application of advance repayment that Party B submits and Party C can accept the application directly based on the application.

6.5.2 Party A has the rights to ask Party B to repay the loan, either in part or in whole, in advance, in any of the following circumstances:

6.5.2.1 It is impossible or illegal for Party C to perform its obligations prescribed in this Contract continuously due to the changes, such as applicable laws and regulations, permissions and approvals of government authority or other causes;

6.5.2.2 Party A believes the capital of loan may not be collected and the interest may not be charged safely under the involvement of Party C.

Article 7 Treatment of Capital and Interest of Overdue Loan

7.1 If Party B does not deposit the fund in full in the account it opens at Party C’s site on the date of capital repayment or date of interest payment, resulting in Party C’s failure in charging capital and interest of the loan for Party A, Party C bears no economic responsibilities arising therefrom for Party A.

7.2 If Party B cannot pay the capital and interest of the loan or is exposed to risks of bad debts during production and operation process for whatever the reason, Party C shall notify Party A, which shall negotiate with Party B. In such case, Party C does not bear any economic responsibilities.

7.3 Party B shall raise fund as soon as possible, and repay the capital and pay interest of the loan on schedule. Should Party B fail to make repayment on schedule, Party A shall charge penalty interest based on the loan interest rate in this Contract plus 30% (30%-50%) interest rate of penalty interest against overdue loan since the date overdue until Party B repays the capital and pays interest in full. Party A will charge compound interest against the interest that Party B cannot pay on time according to the interest rate of penalty interest.

Article 8 Party A’s Rights and Obligations

8.1 Party A’s rights

8.1.1 Ask Party C to issue loan to Party B according to the provisions of this Contract and review Party B’s qualifications, project for which loan will be used, guarantor’s qualification, collateral, collateral security, etc.

8.1.2 Request Party B to use the loan based on the purpose specified herein and to repay the capital and pay interest on schedule;

8.1.3 Ask Party C to help collect capital and interest of the loan on schedule.

8.2 Party A’s obligations

8.2.1 Deposit the loan herein and formality fees (unless otherwise specified) to the account it opens at Party C’s site on schedule based on the provisions of this Contract;

8.2.2 Supervise Party B to use the loan according to the purpose prescribed in this Contract, ensure the purpose of loan conforms to relevant laws and regulations and bear Party B’s credit risks;

8.2.3 Ensure the source of the loan conforms to laws and regulations and have the right to independently dispose the loan; provide relevant documents which certify the compliance of the loan with relevant laws and regulations or relevant evidentiary materials with equal legal effect based on Party C’s requirements.

Article 9 Party B’s Rights and Obligations

9.1 Party B’s rights

9.1.1 Require Party C to issue loan as per the provisions of this Contract;

9.1.2 Use the loan based on the purpose prescribed herein;

9.2 Party B’s obligations

9.2.1 Use the loan based on the purpose prescribed herein and do not occupy or embezzle the loan;

9.2.2 Repay the capital of loan and pay interests on schedule according to the provisions of this Contract;

9.2.3 Do not withdraw loan secretly or transfer assets for the purpose of evading debts;

9.2.4 Do not provide guarantee for a third party with the loan under this Contract without Party A’s written consent before finishing repaying the capital and paying interest of the loan herein;

9.2.5 Notify Party A and Party C within 5 bank workdays upon change of its name, legal representative (person in charge), domicile, scope of business, registered capital, etc. within the term of this Contract;

9.2.6 Provide its business information such as financial statements for Party A based on Party A’s request;

9.2.7 Open an account at Party C’s site prior to the date of issuance.

Article 10 Party C’s Rights and Obligations

10.1 Party C’s rights

10.1.1 Deduct any payable that Party A and Party B shall make to Party C according to this Contract from the accounts that Party A and Party B open at Party C’s site directly.

10.2 Party C’s obligations

10.2.1 Issue loan in full on schedule according to the provisions of this Contract, unless issuance is delayed by Party A’s or Party B’s cause;

10.2.2 Review Party B’s payment voucher based on Party A’s written requirements, deal with the corresponding payment business for Party B after confirming the above, and help supervise and check Party B’s use of the loan;

10.2.3 Help Party A collect the capital and interest paid by Party B during the term specified in 4.1 herein, and transfer the fund collected to the account that Party A opens at Party C’s site. Notify Party A in time, if failing to receive the capital and interest from Party B in time;

10.2.4 Calculate and pay interests for the balance in the accounts that Party A and Party B respectively open at Party C’s site according to the existing interest rate of corporate current deposit of the People’s Bank of China.

Article 11 Extension of This Contract

11.1 Where Party B needs to extend the term of loan, it shall, 1 (one) month prior to expiration of the loan, bring forth a written application of extension to Party A and Party C. If Party A and Party B reach a consensus on the extension after negotiation on relevant conditions, the term of loan can be extended and in such case, Party A, Party B and Party C shall sign the Agreement on Term Extension of Entrusted Loan.

11.2 Party C shall calculate and collect interest of the loan according to Party A’s written entrustment.

11.3 Party C shall make calculation based on the criteria for handling entrusted loan again and collect loan formality fees from Party A.

Article 12 Miscellaneous

12.1 If the loan cannot be issued any more due to Party C’s cause, Party B shall repay the capital and pay interest of the loan having been issued to Party A immediately.

Article 13 Violation Liabilities

13.1 If Party B does not use the loan based on the purpose specified herein, Party C shall stop issuing the loan any longer at Party A’s request and collect the loan having been issued in advance, either in part or in whole. Party B shall pay Party A penalty interest based on the interest which is the loan interest hereunder plus 50% (50%-100%) since the date when it fails to use the loan based on the purpose specified herein, until it repays the capital and pays interest of the loan entirely. Party C can deduct the penalty interest directly from the account that Party B opens at Party C’s site based on Party A’s requirements. Party C shall charge compound interest against the interest that Party B fails to pay on time based on the interest rate of penalty interest.

13.2 If the loan cannot be issued any more due to Party C’s cause (except for force majeure), Party C shall compensate Party A’s and Party B’s loss arising therefrom.

13.3 If Party C fails to issue the loan, review and verify Party B’s payment voucher as per Party A’s written requirements after effectiveness of this Contract, resulting in Party A’s loss, Party C shall bear compensation liabilities arising therefrom within the scope of fault and responsibility.

13.4 All parties shall perform other obligations specified in this Contract upon effectiveness of this Contract. If any party refuses to perform the obligations prescribed herein, either in whole or in part, the due party shall bear the violation liabilities arising therefrom and compensate the counterparties’ loss caused thereby.

Article 14 Dispute Resolution

Any dispute arising out of the performance of this Contract shall be resolved by Party A, Party B and Party C via amicable consultation. If, however, consultation fails, the parties agree to solve the dispute according to 14.2 hereunder:

14.1 Apply to // for arbitration. The arbitration award is final and binds on the three parties;

14.2 File a lawsuit to court at the site where this Contract is signed.

Article 15 Effectiveness of This Contract

This Contract takes effect once signed by the legal representatives or authorized agents of Party A, Party B and Party C.

Article 16 This Contract is made in quadruplicate with Party A holding two and Party B and Party C holding one respectively.

Article 17 Declaration

17.1 Party A, Party B and Party C have known about their respective scope of business and scope of authorization.

17.2 Party A, Party B and Party C have read through all terms prescribed in this Contract. Party C has explained corresponding terms based on the requirements of Party A and Party B. Party A, Party B and Party C have fully known and understood the meanings of terms herein and the corresponding legal consequences.

17.3 Party A, Party B and Party C have the rights to sign this Contract.

Party A (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: China FAW Corporation Limited

Seal: Li Jian

Party B (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: JAW Jilin Automobile Co., Ltd.

Seal: Seal of Lei Ping

Party C (Special seal for credit contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: Special Seal for Credit Contract of First Automobile Finance Co., Ltd.

Seal: Seal of Yuan Chuyun

This Contract is signed at Party A’s site (Changchun) on October 29, 2019.

Commissioned Loan Contract

Contract No.:

Loan variety: Working capital loan

The Client: China FAW Corporation Limited (hereinafter referred to as “Party A”)

Domicile: No. 8899, Dongfeng Street, Changchun City

Postal code: 130011

Legal representative (person in charge): Xu Liuping

Tel.: 0431-82021465

Fax: 0431-82021464

The Borrower: JAW Jilin Automobile Co., Ltd. (hereinafter referred to as “Party B”)

Domicile: No. 2888, Dongshan Street, Jilin High-tech Development Zone

Postal code: 132013

Legal representative (person in charge): Lei Ping

Tel.: 0432-68198167

Fax: 0432-68198177

The Lender: First Automobile Finance Co., Ltd. (hereinafter referred to as “Party C”)

Domicile: No. 3688, Shengtai Street, Changchun City

Postal code: 130118

Legal representative (person in charge): Zeng Xiangxin

Tel.: 81861711

Fax: 81861738

In consideration of the fact that Party A is willing to borrow a loan to Party B and decides to entrust Party C to issue the loan above to Party B, and collect and manage such loan, and Party C agrees to accept Party A’s entrustment and issue the loan to Party B. In strict accordance with provisions of the Contract Law of the People’s Republic of China (hereinafter referred to as “Contract Law”), General Rules for Loan of the People’s Bank of China and other relevant laws and regulations, the following contract (hereinafter referred to as “this Contract”) is made and entered into by and among Party A, Party B and Party C via amicable consultation, whereby all the three parties agree to abide by all terms and conditions set forth below.

Article 1 Loan Variety

1.1 The loan that Party C issues to Party B by accepting Party A’s entrustment is working capital loan.

Article 2 Purpose of Loan

2.1 Purpose of loan: Working capital turnover.

2.2 Without Party A’s and Party C’s written consent, Party B shall not change the purpose of loan prescribed in this Contract at will.

Article 3 Amount and Term of Loan and Loan Withdrawal Schedule

3.1 The amount of loan that Party C issues to Party B is RMB 187,780,000.00 (in words: RMB ONE HUNDRED EIGHTY SEVEN MILLION SEVEN HUNDRED EIGHTY THOUSAND Only).

3.2 Term of this Contract: From November 27, 2019 to November 27, 2020.

If the starting date of term of loan specified in this Contract is in conflict with the Loan Note of the loan, the date of actual issuance specified in the Loan Note when loan is issued for the first time shall prevail. However, the expiry date specified in the Loan Note shall not be later than the expiry date specified in 3.2 herein.

3.3 Party B shall withdraw the loan prescribed in this Contract according to the mode specified in 3.3.1 hereunder.

3.3.1 Party B shall withdraw the loan in lump sum after the effectiveness of this Contract;

3.3.2 Party B shall withdraw the loan by installment according to the schedule set forth below upon effectiveness of this Contract:

Loan withdrawal schedule:

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

// DD/MM/YY, amount: RMB # (in words: RMB # Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

3.4 In case of withdrawing loan by installment, Party B shall submit the loan note stamped with the reserved seal to Party C 2 (two) working days prior to withdrawal per time.

3.5 Should Party B finish the corresponding loan withdrawal formalities, Party C shall transfer the loan to the account designated by Party B on the date of issuance specified in the loan note.

3.6 The actual date of borrowing (i.e., date of issuance) and expiry date shall be subject to the date specified in the loan note concluded by and between Party B and Party C. The loan note serves as an indispensable part of this Contract and has the same legal effect with this Contract. If any items specified in the loan note other than date and interest rate are in conflict with this Contract, the latter will be overruling.

Article 4 Loan Interest Rate and Interest Calculation

4.1 According to the consensus made by and between Party A and Party B, the interest rate of loan herein shall be determined based on the method in 4.1.1 hereunder:

4.1.1 Fixed interest rate, which is increased/decreased on the basis of LPR of corresponding term on the date prior to valuation date. The interest rate remains unchanged within the term of loan.

The actual interest rate that the Borrower shall perform hereunder is a below. The reference benchmark corresponding to this Contract is LPR of corresponding term on the date prior to valuation date: 4.15%:

a. (Increase/decrease/no change/ by 0.235% on the basis of LPR for 1-year period; actual interest rate: 3.915%;

b. (Increase/decrease/no change/ by #% on the basis of LPR for a period of above 5 years; actual interest rate: #%;

c. ## ;

(Term variety can be added, if the variety within LPR period increases).

4.1.2 Floating interest rate: The actual interest rate that the Borrower shall perform hereunder is # below. The reference benchmark corresponding to the issuance of the loan is LPR # of # one day before # ;

a. (Increase/decrease/no change/ by #% on the basis of LPR for 1-year period; actual interest rate: #%;

b. (Increase/decrease/no change/ by #% on the basis of LPR for a period of above 5 years; actual interest rate: #%;

c. ## ;

(Term variety can be added, if the variety within LPR period increases).

After issuance of the loan, the date when floating rate is adjusted is the 21st day of the last month of each natural quarter. Adjustment shall be made since the issuance of loan (subject to the Loan Note). The reference datum is 1-year LPR on the date prior to valuation date and actual interest rate is #% (increased/decreased/no change) on the basis of LPR of reference benchmark (i.e., floating range). The interest rate remains unchanged within the term of agreement.

4.1.3 If this Contract has taken effect but the People’s Bank of China adjusts the interest rate before Party B deals with loan withdrawal formalities, the parties agree to perform a set forth below:

a. Perform the interest rate specified in this Contract continuously;

b. Perform the latest policies with regard to interest rate.

4.2 Interest shall be calculated for the loan herein on a daily basis from the date of actual issuance based on the total days (daily interest rate = Annual interest rate/360). Interest shall be settled on a quarterly (monthly/quarterly) basis on the 20th day of the last month of each quarter (the 20th day of each month/the 20th day of the last month of each quarter). If the date of interest settlement is not the bank workday, the date shall be postponed to next bank workday. The interests of the loan shall be settled with the capital once the term of loan is due.

4.3 The interest rate and interest (including default interest and compound interest) of the loan under this Contract (✓include/☐exclude) VAT on sales.

Article 5 Issuance and Withdrawal of Loan

5.1 Party C is obliged to issue the loan only after Party B has finished the formalities related to the loan hereunder according to relevant laws and regulations, such as approvals, assessment, insurance, registration, notarization, delivery and account opening, and Party A has deposited the loan and corresponding commissions (the commission shall be paid by Party B, if Party A and Party B reach a consensus regarding this issue via amicable consultation) to the account it opens at Party C’s site, unless Party C makes a waiver, either in part or in whole.

5.2 Party A shall deposit the loan to the account it opens at Party C’s site prior to the date of issuance specified. Party A shall not withdraw the loan before the loan is collected.

5.3 The company charges agency commission from Party A against the formality fees of the loan on the principle “that he makes entrustment shall be responsible for payment” according to the provisions of Measures on Payment Settlement of the People’s Bank of China. Party C shall charge formality fees which shall be 0‰ of the loan issued in lump sum and can deduct them from the account that Party A opens at its site directly. In such case, Party C shall issue the corresponding formality invoice to Party A. For the purpose of this Contract, “formality fees” include VAT on sales. While applying to Party C for issuing formality fees invoice, the party that pays such formality fees (the applying party) shall provide the taxpayer’s identity data for Party C to judge its identity as a taxpayer. If the special or ordinary VAT invoice issued by Party C contains error due to the cause attributable to the applying party, the applying party shall bear the responsibilities arising therefrom at its sole discretion. In such case, Party C is also entitled to request the applying party to bear Party C’s loss or other consequences arising therefrom. In case of any invoice that shall be made invalid or negative invoice, the applying party is obliged to help finish the treatment of relevant invoices. If the invoice cannot be made invalid or negative invoice is issued due to the applying party’s cause, the applying party shall compensate Party C’s entire loss caused thereby, including but not limited to taxes, tax surcharges, penalty and liquidated damages.

5.4 Party C shall deposit the loan to the account that Party B opens at Party C’s site on the date of issuance designated Party A and ask Party B for confirmation.

5.5 Party C cannot use the loan inside the accounts opened by Party A and Party B respectively at Party C’s site for any purpose other than the entrusted matter prescribed herein.

5.6 Party A’s account information	Party B’s account information
Account name: China FAW Corporation Limited	Account name: JAW Jilin Automobile Co., Ltd.
Account No.:	Account No.:
Opening bank: First Automobile Finance Co., Ltd.	Opening bank: First Automobile Finance Co., Ltd.

Article 6 Loan Repayment and Repayment Schedule

6.1 Repayment principle: Party B shall repay the loan herein according to the principle of paying interest followed by capital repayment.

6.2 Interest payment: Party B shall pay Party C due interest on the date of interest settlement. The date of first interest payment shall be the first date of interest settlement after issuance of the loan. Interests shall be paid off together with the capital when Party B repays the loan in the last period.

6.3 Repayment plan:

November 27, 2020, amount: RMB 187,780,000.00 (in words: RMB ONE HUNDRED EIGHTY SEVEN MILLION SEVEN HUNDRED EIGHTY THOUSAND Only).

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

6.4 Mode of repayment: Party B shall deposit the payables of the current period in the account it opens at Party C’s site in full prior to the date of repayment specified in this Contract so that Party C can make deduction from the account in time.

6.5 Advance repayment:

6.5.1 In case of repaying the capital in advance, Party B shall bring forth a written application to Party C. Party A hereby acknowledges that it has approved the application of advance repayment that Party B submits and Party C can accept the application directly based on the application.

6.5.2 Party A has the rights to ask Party B to repay the loan, either in part or in whole, in advance, in any of the following circumstances:

6.5.2.1 It is impossible or illegal for Party C to perform its obligations prescribed in this Contract continuously due to the changes, such as applicable laws and regulations, permissions and approvals of government authority or other causes;

6.5.2.2 Party A believes the capital of loan may not be collected and the interest may not be charged safely under the involvement of Party C.

Article 7 Treatment of Capital and Interest of Overdue Loan

7.1 If Party B does not deposit the fund in full in the account it opens at Party C’s site on the date of capital repayment or date of interest payment, resulting in Party C’s failure in charging capital and interest of the loan for Party A, Party C bears no economic responsibilities arising therefrom for Party A.

7.2 If Party B cannot pay the capital and interest of the loan or is exposed to risks of bad debts during production and operation process for whatever the reason, Party C shall notify Party A, which shall negotiate with Party B. In such case, Party C does not bear any economic responsibilities.

7.3 Party B shall raise fund as soon as possible, and repay the capital and pay interest of the loan on schedule. Should Party B fail to make repayment on schedule, Party A shall charge penalty interest based on the loan interest rate in this Contract plus 30% (30%-50%) interest rate of penalty interest against overdue loan since the date overdue until Party B repays the capital and pays interest in full. Party A will charge compound interest against the interest that Party B cannot pay on time according to the interest rate of penalty interest.

Article 8 Party A’s Rights and Obligations

8.1 Party A’s rights

8.1.1 Ask Party C to issue loan to Party B according to the provisions of this Contract and review Party B’s qualifications, project for which loan will be used, guarantor’s qualification, collateral, collateral security, etc.

8.1.2 Request Party B to use the loan based on the purpose specified herein and to repay the capital and pay interest on schedule;

8.1.3 Ask Party C to help collect capital and interest of the loan on schedule.

8.2 Party A’s obligations

8.2.1 Deposit the loan herein and formality fees (unless otherwise specified) to the account it opens at Party C’s site on schedule based on the provisions of this Contract;

8.2.2 Supervise Party B to use the loan according to the purpose prescribed in this Contract, ensure the purpose of loan conforms to relevant laws and regulations and bear Party B’s credit risks;

8.2.3 Ensure the source of the loan conforms to laws and regulations and have the right to independently dispose the loan; provide relevant documents which certify the compliance of the loan with relevant laws and regulations or relevant evidentiary materials with equal legal effect based on Party C’s requirements.

Article 9 Party B’s Rights and Obligations

9.1 Party B’s rights

9.1.1 Require Party C to issue loan as per the provisions of this Contract;

9.1.2 Use the loan based on the purpose prescribed herein;

9.2 Party B’s obligations

9.2.1 Use the loan based on the purpose prescribed herein and do not occupy or embezzle the loan;

9.2.2 Repay the capital of loan and pay interests on schedule according to the provisions of this Contract;

9.2.3 Do not withdraw loan secretly or transfer assets for the purpose of evading debts;

9.2.4 Do not provide guarantee for a third party with the loan under this Contract without Party A’s written consent before finishing repaying the capital and paying interest of the loan herein;

9.2.5 Notify Party A and Party C within 5 bank workdays upon change of its name, legal representative (person in charge), domicile, scope of business, registered capital, etc. within the term of this Contract;

9.2.6 Provide its business information such as financial statements for Party A based on Party A’s request;

9.2.7 Open an account at Party C’s site prior to the date of issuance.

Article 10 Party C’s Rights and Obligations

10.1 Party C’s rights

10.1.1 Deduct any payable that Party A and Party B shall make to Party C according to this Contract from the accounts that Party A and Party B open at Party C’s site directly.

10.2 Party C’s obligations

10.2.1 Issue loan in full on schedule according to the provisions of this Contract, unless issuance is delayed by Party A’s or Party B’s cause;

10.2.2 Review Party B’s payment voucher based on Party A’s written requirements, deal with the corresponding payment business for Party B after confirming the above, and help supervise and check Party B’s use of the loan;

10.2.3 Help Party A collect the capital and interest paid by Party B during the term specified in 4.1 herein, and transfer the fund collected to the account that Party A opens at Party C’s site. Notify Party A in time, if failing to receive the capital and interest from Party B in time;

10.2.4 Calculate and pay interests for the balance in the accounts that Party A and Party B respectively open at Party C’s site according to the existing interest rate of corporate current deposit of the People’s Bank of China.

Article 11 Extension of This Contract

11.1 Where Party B needs to extend the term of loan, it shall, 1 (one) month prior to expiration of the loan, bring forth a written application of extension to Party A and Party C. If Party A and Party B reach a consensus on the extension after negotiation on relevant conditions, the term of loan can be extended and in such case, Party A, Party B and Party C shall sign the Agreement on Term Extension of Entrusted Loan.

11.2 Party C shall calculate and collect interest of the loan according to Party A’s written entrustment.

11.3 Party C shall make calculation based on the criteria for handling entrusted loan again and collect loan formality fees from Party A.

Article 12 Miscellaneous

12.1 If the loan cannot be issued any more due to Party C’s cause, Party B shall repay the capital and pay interest of the loan having been issued to Party A immediately.

Article 13 Violation Liabilities

13.1 If Party B does not use the loan based on the purpose specified herein, Party C shall stop issuing the loan any longer at Party A’s request and collect the loan having been issued in advance, either in part or in whole. Party B shall pay Party A penalty interest based on the interest which is the loan interest hereunder plus 50% (50%-100%) since the date when it fails to use the loan based on the purpose specified herein, until it repays the capital and pays interest of the loan entirely. Party C can deduct the penalty interest directly from the account that Party B opens at Party C’s site based on Party A’s requirements. Party C shall charge compound interest against the interest that Party B fails to pay on time based on the interest rate of penalty interest.

13.2 If the loan cannot be issued any more due to Party C’s cause (except for force majeure), Party C shall compensate Party A’s and Party B’s loss arising therefrom.

13.3 If Party C fails to issue the loan, review and verify Party B’s payment voucher as per Party A’s written requirements after effectiveness of this Contract, resulting in Party A’s loss, Party C shall bear compensation liabilities arising therefrom within the scope of fault and responsibility.

13.4 All parties shall perform other obligations specified in this Contract upon effectiveness of this Contract. If any party refuses to perform the obligations prescribed herein, either in whole or in part, the due party shall bear the violation liabilities arising therefrom and compensate the counterparties’ loss caused thereby.

Article 14 Dispute Resolution

Any dispute arising out of the performance of this Contract shall be resolved by Party A, Party B and Party C via amicable consultation. If, however, consultation fails, the parties agree to solve the dispute according to 14.2 hereunder:

14.1 Apply to // for arbitration. The arbitration award is final and binds on the three parties;

14.2 File a lawsuit to court at the site where this Contract is signed.

Article 15 Honesty and Integrity Obligations

15.1 Party A’s honesty and integration obligations

(1)	Party A has the rights to learn Party B’s systems and regulations with regard to operation honesty and integration, and coordinate with Party B to perform the requirements above consciously.
(2)	Party A’s employees or their relatives or persons with special relationship cannot ask Party B for bribery or accept kickbacks and commissions by any means.
(3)	Party A’s employees shall abide by relevant national laws and regulations, and requirements for honesty and integration of Party A or FAW Group consciously.

15.2 Party B’s honesty and integration obligations

(1)	Party B undertakes to abide by Party A’s systems and regulations with regard to operation honesty and integration, including but not limited to FAW Group’s Regulations on the Prohibition of Commercial Cooperation, and coordinate with Party A to abide by the requirements consciously.

(2)	While trading with Party A, Party B shall not:

a.	Bribe Party A’s employees or their relatives and persons with special relationship or give them commission;

b.	Involve in bid forging or collusion in violation of relevant laws and regulations or tendering documents;

c.	Refuse to perform its contractual obligations as per the provisions contained herein during the term of this Contract; refuse to perform or delay in performing the contractual obligations herein with no just cause;

d.	Involve in any behaviors, the consequences of which lead to punishment of Party A’s employees as per laws, regulations, Party discipline or Regulations of FAW Group on the Discipline Punishment of Operation and Management Personnel;

e.	Violate other dishonest and incorruption behaviors specified in relevant national laws and regulations, Party A or FAW Group.

(3)	Upon discovering any dishonest or corruption behaviors of Party A’s employees, Party B shall report to Party A’s discipline inspection and supervision department in real name on a timely basis.

15.3 Responsibilities and consequences for breaching the honesty and integrity obligations

(1)	Where Party A’s employees are confirmed breaching the aforesaid honest operation and integrity obligations after investigation, Party A shall punish them according to the requirements of Party and political disciplines.

(2)	If Party B and its employees are confirmed breaching the honest operation and integrity obligations through investigation, Party A is entitled to blacklist Party B according to FAW Group’s Regulations on the Prohibition of Commercial Cooperation, and punish Party B by the ways including: “blacklist” warning, prohibition of cooperation with FAW Group within 3 years, and prohibition of business cooperation with FAW Group permanently.

(3)	Should Party A decide to punish Party B according to the requirements of “prohibition of cooperation with FAW Group within 3 years”, Party A is entitled to notify Party B, in writing, of terminating all or part of the business contracts that Party A has signed with Party B but have not been performed fully. In such a case, Party B shall compensate Party A’s economic loss arising therefrom.

(4)	If Party A decides to punish Party B according to the requirements of “prohibition of business cooperation with FAW Group permanently”, Party A and/or all the other units under FAW Group have the rights to notify Party B, in writing, of terminating all or part of the business contracts that Party A has signed with Party B but have not been performed fully. In such a case, Party B shall compensate the economic loss thus caused of Party A and/or other units under FAW.

(5)	“FAW Group” includes FAW Group and its branches, wholly-owned subsidiaries and holding subsidiaries at all levels (hereinafter referred to as “affiliated enterprises”); companies where FAW Group and its affiliated companies hold 50% shares either individually or jointly; companies where FAW Group and its affiliated companies hold less than 50% shares either individually or jointly but have control rights.

Article 16 Effectiveness of This Contract

This Contract takes effect once signed by the legal representatives or authorized agents of Party A, Party B and Party C.

Article 17 This Contract is made in quadruplicate with Party A holding two and Party B and Party C holding one respectively.

Article 18 Declaration

18.1 Party A, Party B and Party C have known about their respective scope of business and scope of authorization.

18.2 Party A, Party B and Party C have read through all terms prescribed in this Contract. Party C has explained corresponding terms based on the requirements of Party A and Party B. Party A, Party B and Party C have fully known and understood the meanings of terms herein and the corresponding legal consequences.

18.3 Party A, Party B and Party C have the rights to sign this Contract.

Party A (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: China FAW Corporation Limited

Seal: Li Jian

Party B (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: JAW Jilin Automobile Co., Ltd.

Seal: Seal of Lei Ping

Party C (Special seal for credit contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: Special Seal for Credit Contract of First Automobile Finance Co., Ltd.

Seal: Seal of Yuan Chuyun

This Contract is signed at Party A’s site (Changchun) on November 27, 2019.

Commissioned Loan Contract

Contract No.: WT20190016

Loan variety: Working capital loan

The Client: China FAW Corporation Limited (hereinafter referred to as “Party A”)

Domicile: No. 1, New Hongqi Street, Changchun Auto Economic and Technological Development Zone, Jilin Province

Postal code: 130011

Legal representative (person in charge): Xu Liuping

Tel.: 0431-82021462

Fax: 0431-82021462

The Borrower: JAW Jilin Automobile Co., Ltd. (hereinafter referred to as “Party B”)

Domicile: No. 2888, Dongshan Street, Jilin High-tech Development Zone

Postal code: 132013

Legal representative (person in charge): Lei Ping

Tel.: 0432-68198167

Fax: 0432-68198177

The Lender: First Automobile Finance Co., Ltd. (hereinafter referred to as “Party C”)

Domicile: No. 3688, Shengtai Street, Changchun City

Postal code: 130118

Legal representative (person in charge): Zeng Xiangxin

Tel.: 81861711

Fax: 81861738

In consideration of the fact that Party A is willing to borrow a loan to Party B and decides to entrust Party C to issue the loan above to Party B, and collect and manage such loan, and Party C agrees to accept Party A’s entrustment and issue the loan to Party B. In strict accordance with provisions of the Contract Law of the People’s Republic of China (hereinafter referred to as “Contract Law”), General Rules for Loan of the People’s Bank of China and other relevant laws and regulations, the following contract (hereinafter referred to as “this Contract”) is made and entered into by and among Party A, Party B and Party C via amicable consultation, whereby all the three parties agree to abide by all terms and conditions set forth below.

Article 1 Loan Variety

1.1 The loan that Party C issues to Party B by accepting Party A’s entrustment is working capital loan.

Article 2 Purpose of Loan

2.1 Purpose of loan: Working capital turnover.

2.2 Without Party A’s and Party C’s written consent, Party B shall not change the purpose of loan prescribed in this Contract at will.

Article 3 Amount and Term of Loan and Loan Withdrawal Schedule

3.1 The amount of loan that Party C issues to Party B is RMB 87,410,000.00 (in words: RMB EIGHTY SEVEN MILLION FOUR HUNDRED AND TEN THOUSAND Only).

3.2 Term of this Contract: From December 13, 2019 to December 13, 2020.

If the starting date of term of loan specified in this Contract is in conflict with the Loan Note of the loan, the date of actual issuance specified in the Loan Note when loan is issued for the first time shall prevail. However, the expiry date specified in the Loan Note shall not be later than the expiry date specified in 3.2 herein.

3.3 Party B shall withdraw the loan prescribed in this Contract according to the mode specified in 3.3.1 hereunder.

3.3.1 Party B shall withdraw the loan in lump sum after the effectiveness of this Contract;

3.3.2 Party B shall withdraw the loan by installment according to the schedule set forth below upon effectiveness of this Contract:

Loan withdrawal schedule:

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

3.4 In case of withdrawing loan by installment, Party B shall submit the loan note stamped with the reserved seal to Party C 2 (two) working days prior to withdrawal per time.

3.5 Should Party B finish the corresponding loan withdrawal formalities, Party C shall transfer the loan to the account designated by Party B on the date of issuance specified in the loan note.

3.6 The actual date of borrowing (i.e., date of issuance) and expiry date shall be subject to the date specified in the loan note concluded by and between Party B and Party C. The loan note serves as an indispensable part of this Contract and has the same legal effect with this Contract. If any items specified in the loan note other than date and interest rate are in conflict with this Contract, the latter will be overruling.

Article 4 Loan Interest Rate and Interest Calculation

4.1 According to the consensus made by and between Party A and Party B, the interest rate of loan herein shall be determined based on the method in 4.1.1 hereunder:

4.1.1 Fixed interest rate, which is increased/decreased on the basis of LPR of corresponding term on the date prior to valuation date. The interest rate remains unchanged within the term of loan.

The actual interest rate that the Borrower shall perform hereunder is a below. The reference benchmark corresponding to this Contract is LPR of corresponding term on the date prior to valuation date: 4.15%:

a.	(Increase/decrease/no change/ by 0.235% on the basis of LPR for 1-year period; actual interest rate: 3.915%;
b.	(Increase/decrease/no change/ by #% on the basis of LPR for a period of above 5 years; actual interest rate: #%;
c.	## ;

(Term variety can be added, if the variety within LPR period increases).

4.1.2 Floating interest rate: The actual interest rate that the Borrower shall perform hereunder is # below. The reference benchmark corresponding to the issuance of the loan is LPR # of # one day before # ;

a.	(Increase/decrease/no change/ by #% on the basis of LPR for 1-year period; actual interest rate: #%;
b.	(Increase/decrease/no change/ by #% on the basis of LPR for a period of above 5 years; actual interest rate: #%;
c.	## ;

(Term variety can be added, if the variety within LPR period increases).

After issuance of the loan, the date when floating rate is adjusted is the 21st day of the last month of each natural quarter. Adjustment shall be made since the issuance of loan (subject to the Loan Note). The reference datum is 1-year LPR on the date prior to valuation date and actual interest rate is #% (increased/decreased/no change) on the basis of LPR of reference benchmark (i.e., floating range).

The interest rate remains unchanged within the term of agreement.

4.1.3 If this Contract has taken effect but the People’s Bank of China adjusts the interest rate before Party B deals with loan withdrawal formalities, the parties agree to perform a set forth below:

a.	Perform the interest rate specified in this Contract continuously;
b.	Perform the latest policies with regard to interest rate.

4.2 Interest shall be calculated for the loan herein on a daily basis from the date of actual issuance based on the total days (daily interest rate = Annual interest rate/360). Interest shall be settled on a quarterly (monthly/quarterly) basis on the 20th day of the last month of each quarter (the 20th day of each month/the 20th day of the last month of each quarter). If the date of interest settlement is not the bank workday, the date shall be postponed to next bank workday. The interests of the loan shall be settled with the capital once the term of loan is due.

4.3 The interest rate and interest (including default interest and compound interest) of the loan under this Contract (✓include/☐exclude) VAT on sales.

Article 5 Issuance and Withdrawal of Loan

5.1 Party C is obliged to issue the loan only after Party B has finished the formalities related to the loan hereunder according to relevant laws and regulations, such as approvals, assessment, insurance, registration, notarization, delivery and account opening, and Party A has deposited the loan and corresponding commissions (the commission shall be paid by Party B, if Party A and Party B reach a consensus regarding this issue via amicable consultation) to the account it opens at Party C’s site, unless Party C makes a waiver, either in part or in whole.

5.2 Party A shall deposit the loan to the account it opens at Party C’s site prior to the date of issuance specified. Party A shall not withdraw the loan before the loan is collected.

5.3 The company charges agency commission from Party A against the formality fees of the loan on the principle “that he makes entrustment shall be responsible for payment” according to the provisions of Measures on Payment Settlement of the People’s Bank of China. Party C shall charge formality fees which shall be 0‰ of the loan issued in lump sum and can deduct them from the account that Party A opens at its site directly. In such case, Party C shall issue the corresponding formality invoice to Party A. For the purpose of this Contract, “formality fees” include VAT on sales. While applying to Party C for issuing formality fees invoice, the party that pays such formality fees (the applying party) shall provide the taxpayer’s identity data for Party C to judge its identity as a taxpayer. If the special or ordinary VAT invoice issued by Party C contains error due to the cause attributable to the applying party, the applying party shall bear the responsibilities arising therefrom at its sole discretion. In such case, Party C is also entitled to request the applying party to bear Party C’s loss or other consequences arising therefrom. In case of any invoice that shall be made invalid or negative invoice, the applying party is obliged to help finish the treatment of relevant invoices. If the invoice cannot be made invalid or negative invoice is issued due to the applying party’s cause, the applying party shall compensate Party C’s entire loss caused thereby, including but not limited to taxes, tax surcharges, penalty and liquidated damages.

5.4 Party C shall deposit the loan to the account that Party B opens at Party C’s site on the date of issuance designated Party A and ask Party B for confirmation.

5.5 Party C cannot use the loan inside the accounts opened by Party A and Party B respectively at Party C’s site for any purpose other than the entrusted matter prescribed herein.

5.6 Party A’s account information	Party B’s account information
Account name: China FAW Corporation Limited	Account name: JAW Jilin Automobile Co., Ltd.
Account No.:	Account No.:
Opening bank: First Automobile Finance Co., Ltd.	Opening bank: First Automobile Finance Co., Ltd.

Article 6 Loan Repayment and Repayment Schedule

6.1 Repayment principle: Party B shall repay the loan herein according to the principle of paying interest followed by capital repayment.

6.2 Interest payment: Party B shall pay Party C due interest on the date of interest settlement. The date of first interest payment shall be the first date of interest settlement after issuance of the loan. Interests shall be paid off together with the capital when Party B repays the loan in the last period.

6.3 Repayment plan:

December 13, 2020, amount: RMB 87,410,000.00 (in words: RMB EIGHTY SEVEN THOUSAND FOUR HUNDRED AND TEN Only).

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

# DD/MM/YY, amount: RMB # (in words: RMB # Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

6.4 Mode of repayment: Party B shall deposit the payables of the current period in the account it opens at Party C’s site in full prior to the date of repayment specified in this Contract so that Party C can make deduction from the account in time.

6.5 Advance repayment:

6.5.1 In case of repaying the capital in advance, Party B shall bring forth a written application to Party C. Party A hereby acknowledges that it has approved the application of advance repayment that Party B submits and Party C can accept the application directly based on the application.

6.5.2 Party A has the rights to ask Party B to repay the loan, either in part or in whole, in advance, in any of the following circumstances:

6.5.2.1 It is impossible or illegal for Party C to perform its obligations prescribed in this Contract continuously due to the changes, such as applicable laws and regulations, permissions and approvals of government authority or other causes;

6.5.2.2 Party A believes the capital of loan may not be collected and the interest may not be charged safely under the involvement of Party C.

Article 7 Treatment of Capital and Interest of Overdue Loan

7.1 If Party B does not deposit the fund in full in the account it opens at Party C’s site on the date of capital repayment or date of interest payment, resulting in Party C’s failure in charging capital and interest of the loan for Party A, Party C bears no economic responsibilities arising therefrom for Party A.

7.2 If Party B cannot pay the capital and interest of the loan or is exposed to risks of bad debts during production and operation process for whatever the reason, Party C shall notify Party A, which shall negotiate with Party B. In such case, Party C does not bear any economic responsibilities.

7.3 Party B shall raise fund as soon as possible, and repay the capital and pay interest of the loan on schedule. Should Party B fail to make repayment on schedule, Party A shall charge penalty interest based on the loan interest rate in this Contract plus 30% (30%-50%) interest rate of penalty interest against overdue loan since the date overdue until Party B repays the capital and pays interest in full.

Party A will charge compound interest against the interest that Party B cannot pay on time according to the interest rate of penalty interest.

Article 8 Party A’s Rights and Obligations

8.1 Party A’s rights

8.1.1 Ask Party C to issue loan to Party B according to the provisions of this Contract and review Party B’s qualifications, project for which loan will be used, guarantor’s qualification, collateral, collateral security, etc.

8.1.2 Request Party B to use the loan based on the purpose specified herein and to repay the capital and pay interest on schedule;

8.1.3 Ask Party C to help collect capital and interest of the loan on schedule.

8.2 Party A’s obligations

8.2.1 Deposit the loan herein and formality fees (unless otherwise specified) to the account it opens at Party C’s site on schedule based on the provisions of this Contract;

8.2.2 Supervise Party B to use the loan according to the purpose prescribed in this Contract, ensure the purpose of loan conforms to relevant laws and regulations and bear Party B’s credit risks;

8.2.3 Ensure the source of the loan conforms to laws and regulations and have the right to independently dispose the loan; provide relevant documents which certify the compliance of the loan with relevant laws and regulations or relevant evidentiary materials with equal legal effect based on Party C’s requirements.

Article 9 Party B’s Rights and Obligations

9.1 Party B’s rights

9.1.1 Require Party C to issue loan as per the provisions of this Contract;

9.1.2 Use the loan based on the purpose prescribed herein;

9.2 Party B’s obligations

9.2.1 Use the loan based on the purpose prescribed herein and do not occupy or embezzle the loan;

9.2.2 Repay the capital of loan and pay interests on schedule according to the provisions of this Contract;

9.2.3 Do not withdraw loan secretly or transfer assets for the purpose of evading debts;

9.2.4 Do not provide guarantee for a third party with the loan under this Contract without Party A’s written consent before finishing repaying the capital and paying interest of the loan herein;

9.2.5 Notify Party A and Party C within 5 bank workdays upon change of its name, legal representative (person in charge), domicile, scope of business, registered capital, etc. within the term of this Contract;

9.2.6 Provide its business information such as financial statements for Party A based on Party A’s request;

9.2.7 Open an account at Party C’s site prior to the date of issuance.

Article 10 Party C’s Rights and Obligations

10.1 Party C’s rights

10.1.1 Deduct any payable that Party A and Party B shall make to Party C according to this Contract from the accounts that Party A and Party B open at Party C’s site directly.

10.2 Party C’s obligations

10.2.1 Issue loan in full on schedule according to the provisions of this Contract, unless issuance is delayed by Party A’s or Party B’s cause;

10.2.2 Review Party B’s payment voucher based on Party A’s written requirements, deal with the corresponding payment business for Party B after confirming the above, and help supervise and check Party B’s use of the loan;

10.2.3 Help Party A collect the capital and interest paid by Party B during the term specified in 4.1 herein, and transfer the fund collected to the account that Party A opens at Party C’s site. Notify Party A in time, if failing to receive the capital and interest from Party B in time;

10.2.4 Calculate and pay interests for the balance in the accounts that Party A and Party B respectively open at Party C’s site according to the existing interest rate of corporate current deposit of the People’s Bank of China.

Article 11 Extension of This Contract

11.1 Where Party B needs to extend the term of loan, it shall, 1 (one) month prior to expiration of the loan, bring forth a written application of extension to Party A and Party C. If Party A and Party B reach a consensus on the extension after negotiation on relevant conditions, the term of loan can be extended and in such case, Party A, Party B and Party C shall sign the Agreement on Term Extension of Entrusted Loan.

11.2 Party C shall calculate and collect interest of the loan according to Party A’s written entrustment.

11.3 Party C shall make calculation based on the criteria for handling entrusted loan again and collect loan formality fees from Party A.

Article 12 Miscellaneous

12.1 If the loan cannot be issued any more due to Party C’s cause, Party B shall repay the capital and pay interest of the loan having been issued to Party A immediately.

Article 13 Violation Liabilities

13.1 If Party B does not use the loan based on the purpose specified herein, Party C shall stop issuing the loan any longer at Party A’s request and collect the loan having been issued in advance, either in part or in whole. Party B shall pay Party A penalty interest based on the interest which is the loan interest hereunder plus 50% (50%-100%) since the date when it fails to use the loan based on the purpose specified herein, until it repays the capital and pays interest of the loan entirely. Party C can deduct the penalty interest directly from the account that Party B opens at Party C’s site based on Party A’s requirements. Party C shall charge compound interest against the interest that Party B fails to pay on time based on the interest rate of penalty interest.

13.2 If the loan cannot be issued any more due to Party C’s cause (except for force majeure), Party C shall compensate Party A’s and Party B’s loss arising therefrom.

13.3 If Party C fails to issue the loan, review and verify Party B’s payment voucher as per Party A’s written requirements after effectiveness of this Contract, resulting in Party A’s loss, Party C shall bear compensation liabilities arising therefrom within the scope of fault and responsibility.

13.4 All parties shall perform other obligations specified in this Contract upon effectiveness of this Contract. If any party refuses to perform the obligations prescribed herein, either in whole or in part, the due party shall bear the violation liabilities arising therefrom and compensate the counterparties’ loss caused thereby.

Article 14 Dispute Resolution

Any dispute arising out of the performance of this Contract shall be resolved by Party A, Party B and Party C via amicable consultation. If, however, consultation fails, the parties agree to solve the dispute according to 14.2 hereunder:

14.1 Apply to // for arbitration. The arbitration award is final and binds on the three parties;

14.2 File a lawsuit to court at the site where this Contract is signed.

Article 15 Honesty and Integrity Obligations

15.1 Party A’s honesty and integration obligations

(1)	Party A has the rights to learn Party B’s systems and regulations with regard to operation honesty and integration, and coordinate with Party B to perform the requirements above consciously.
(2)	Party A’s employees or their relatives or persons with special relationship cannot ask Party B for bribery or accept kickbacks and commissions by any means.
(3)	Party A’s employees shall abide by relevant national laws and regulations, and requirements for honesty and integration of Party A or FAW Group consciously.

15.2 Party B’s honesty and integration obligations

(1)	Party B undertakes to abide by Party A’s systems and regulations with regard to operation honesty and integration, including but not limited to FAW Group’s Regulations on the Prohibition of Commercial Cooperation, and coordinate with Party A to abide by the requirements consciously.
(2)	While trading with Party A, Party B shall not:

a.	Bribe Party A’s employees or their relatives and persons with special relationship or give them commission;
b.	Involve in bid forging or collusion in violation of relevant laws and regulations or tendering documents;
c.	Refuse to perform its contractual obligations as per the provisions contained herein during the term of this Contract; refuse to perform or delay in performing the contractual obligations herein with no just cause;
d.	Involve in any behaviors, the consequences of which lead to punishment of Party A’s employees as per laws, regulations, Party discipline or Regulations of FAW Group on the Discipline Punishment of Operation and Management Personnel;
e.	Violate other dishonest and incorruption behaviors specified in relevant national laws and regulations, Party A or FAW Group.

(3)	Upon discovering any dishonest or corruption behaviors of Party A’s employees, Party B shall report to Party A’s discipline inspection and supervision department in real name on a timely basis.

15.3 Responsibilities and consequences for breaching the honesty and integrity obligations

(1)	Where Party A’s employees are confirmed breaching the aforesaid honest operation and integrity obligations after investigation, Party A shall punish them according to the requirements of Party and political disciplines.

(2)	If Party B and its employees are confirmed breaching the honest operation and integrity obligations through investigation, Party A is entitled to blacklist Party B according to FAW Group’s Regulations on the Prohibition of Commercial Cooperation, and punish Party B by the ways including: “blacklist” warning, prohibition of cooperation with FAW Group within 3 years, and prohibition of business cooperation with FAW Group permanently.
(3)	Should Party A decide to punish Party B according to the requirements of “prohibition of cooperation with FAW Group within 3 years”, Party A is entitled to notify Party B, in writing, of terminating all or part of the business contracts that Party A has signed with Party B but have not been performed fully. In such a case, Party B shall compensate Party A’s economic loss arising therefrom.
(4)	If Party A decides to punish Party B according to the requirements of “prohibition of business cooperation with FAW Group permanently”, Party A and/or all the other units under FAW Group have the rights to notify Party B, in writing, of terminating all or part of the business contracts that Party A has signed with Party B but have not been performed fully. In such a case, Party B shall compensate the economic loss thus caused of Party A and/or other units under FAW.
(5)	“FAW Group” includes FAW Group and its branches, wholly-owned subsidiaries and holding subsidiaries at all levels (hereinafter referred to as “affiliated enterprises”); companies where FAW Group and its affiliated companies hold 50% shares either individually or jointly; companies where FAW Group and its affiliated companies hold less than 50% shares either individually or jointly but have control rights.

Article 16 Effectiveness of This Contract

This Contract takes effect once signed by the legal representatives or authorized agents of Party A, Party B and Party C.

Article 17 This Contract is made in quadruplicate with Party A holding two and Party B and Party C holding one respectively.

Article 18 Declaration

18.1 Party A, Party B and Party C have known about their respective scope of business and scope of authorization.

18.2 Party A, Party B and Party C have read through all terms prescribed in this Contract. Party C has explained corresponding terms based on the requirements of Party A and Party B. Party A, Party B and Party C have fully known and understood the meanings of terms herein and the corresponding legal consequences.

18.3 Party A, Party B and Party C have the rights to sign this Contract.

Party A (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: China FAW Corporation Limited

Seal: Li Jian

Party B (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: JAW Jilin Automobile Co., Ltd.

Seal: Seal of Lei Ping

Party C (Special seal for credit contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: Special Seal for Credit Contract of First Automobile Finance Co., Ltd.

Seal: Seal of Yuan Chuyun

This Contract is signed at Party A’s site (Changchun) on December 13, 2019.

Agreement on Extension of Commissioned Loan

Contract No.: WT20190002

Loan variety: Working capital loan

The Client: China FAW Corporation Limited (hereinafter referred to as “Party A”)

Domicile: No. 1, New Hongqi Street, Changchun City Postal code: 130011

Legal representative (person in charge): Xu Liuping

Tel.: 0431-82021465 Fax: 0431-82021464

The Borrower: JAW Jilin Automobile Co., Ltd. (hereinafter referred to as “Party B”)

Domicile: No. 2888, Dongshan Street, Jilin High-tech Development Zone Postal code: 132013

Legal representative (person in charge): Zhang Jiannong

Tel.: 0432-68198167 Fax: 0432-68198177

The Lender: First Automobile Finance Co., Ltd. (hereinafter referred to as “Party C”)

Domicile: No. 3688, Shengtai Street, Changchun City Postal code: 130118

Legal representative (person in charge): Zeng Xiangxin

Tel.: 81861711 Fax: 81861738

WHEREAS, Party B is unable to repay the loan under No. WT20190002 Commissioned Loan Contract concluded by and among Party A, Party B and Party C on January 29, 2019 (hereinafter referred to as “the master loan contract”) on schedule due to certain reasons, and Party B has submitted the application of loan extension to Party A and Party C on January 19, 2020 as per the provisions of the master loan contract.

Party A, as the client, has agreed on Party B’s application of loan term extension. Party C agrees on the extension of term of loan under the former contract by and among Party A, Party B and Party C. The following extension agreement (hereinafter referred to as “this Agreement”) is made and entered into by and among Party A, Party B and Party C on the basis of the master loan contract via amicable consultation in order to define their respective rights and obligations during the extended term of the loan.

I. Amount of loan under the master loan contract is RMB 700 million (in words: RMB SEVEN HUNDRED MILLION Only), of which, RMB 593,400,000.00 (in words: RMB FIVE HUNDRED NINETY THREE MILLION FOUR HUNDRED THOUSAND Only) has been repaid by Party B and the amount in the extended term is RMB 106,650,000.00 (in words: RMB ONE HUNDRED SIX MILLION SIX HUNDRED FIFTY THOUSAND Only).

II. Term of the loan under the master loan contract is 12 (twelve) months, from January 29, 2019 to January 29, 2020. The extended term is 12 (twelve) months, from January 23, 2020 to January 23, 2021.

III. Interest Rate and Interest Calculation of the Loan

3.1 Interest rate of the loan under this Agreement shall be determined according to 3.1.1 hereunder:

3.1.1 Fixed interest rate, which is increased/decreased on the basis of LPR of corresponding term on the date before valuation date. Such interest rate remains unchanged within term of the loan.

The actual interest rate that the Borrower shall perform hereunder is a below. The reference benchmark corresponding to this Contract is LPR of corresponding term on the date prior to valuation date: 4.15%:

a.	(Increase/decrease/no change/ by 0.235% on the basis of LPR for 1-year period; actual interest rate: 3.915%;
b.	(Increase/decrease/no change/ by #% on the basis of LPR for a period of above 5 years; actual interest rate: #%;
c.	## ;

(Term variety can be added, if the variety within LPR period increases).

3.1.2 Floating interest rate: The actual interest rate that the Borrower shall perform hereunder is # below. The reference benchmark corresponding to the issuance of the loan is LPR # of # one day before # ;

a.	(Increase/decrease/no change/ by #% on the basis of LPR for 1-year period; actual interest rate: #%;
b.	(Increase/decrease/no change/ by #% on the basis of LPR for a period of above 5 years; actual interest rate: #%;
c.	## ;

(Term variety can be added, if the variety within LPR period increases).

After issuance of the loan, the date when floating rate is adjusted is the 21st day of the last month of each natural quarter. Adjustment shall be made since the issuance of loan (subject to the Loan Note). The reference datum is // LPR on the date prior to // and actual interest rate is //% (increased/decreased/no change) on the basis of LPR of reference benchmark (i.e., floating range). The interest rate remains unchanged within the term of agreement.

3.1.3 If this Contract has taken effect but the People’s Bank of China adjusts the interest rate before Party B deals with loan withdrawal formalities, the parties agree to perform a set forth below:

a.	Perform the interest rate specified in this Contract continuously;
b.	Perform the latest policies with regard to interest rate.

3.2 Interest shall be calculated for the loan herein on a daily basis from the date of actual issuance based on the total days (daily interest rate = Annual interest rate/360). Interest shall be settled on a quarterly (monthly/quarterly) basis on the 20th day of the last month of each quarter (the 20th day of each month/the 20th day of the last month of each quarter). If the date of interest settlement is not the bank workday, the date shall be postponed to next bank workday. The interests of the loan shall be settled with the capital once the term of loan is due.

3.3 The interest rate and interest (including default interest and compound interest) of the loan under this Contract (✓include/☐exclude) VAT on sales.

IV. Party B shall withdraw the loan extended under this Agreement according to the mode specified in 4.1 hereunder.

4.1 Party B shall withdraw the loan in lump sum after the effectiveness of this Contract;

4.2 Party B shall withdraw the loan by installment according to the schedule set forth below upon effectiveness of this Contract:

Loan withdrawal schedule:

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

// DD/MM/YY, amount: RMB // (in words: RMB // Only)

(Additional page can be attached if this page cannot accommodate the entire schedule).

V. The master loan contract shall still remain valid, unless otherwise specified in this Agreement. Any matters unmentioned herein shall be adjusted and interpreted based on the master loan contract.

VI. Miscellaneous

6.1 Upon effectiveness, this Agreement serves as an indispensable part of the master loan contract and has the same legal effect with the master loan contract. Except for the terms modified explicitly in this Agreement, the rest part of the master loan contract shall still remain valid in full continuously. In case of any conflict between this Agreement and the master loan contract, the former shall prevail.

6.2 According to the Agreement on Capital and Stock Increase concluded by and among Party A, Party B and Shandong Baoya New Energy Vehicle Co., Ltd., and Party B’s articles of association, “RMB 593,400,000.00 (in words: RMB FIVE HUNDRED NINETY THREE MILLION FOUR HUNDRED THOUSAND Only) has been repaid” in I above means the transfer of Party A’s loan issued for Party B to investment.

VII. This Agreement takes effect once sealed by Party A, Party B and Party C and remains valid until all payables under the master loan contract are paid.

VIII. Honesty and Integrity Obligations

8.1 Party A’s honesty and integration obligations

(1)	Party A has the rights to learn Party B’s systems and regulations with regard to operation honesty and integration, and coordinate with Party B to perform the requirements above consciously.

(2)	Party A’s employees or their relatives or persons with special relationship cannot ask Party B for bribery or accept kickbacks and commissions by any means.

(3)	Party A’s employees shall abide by relevant national laws and regulations, and requirements for honesty and integration of Party A or FAW Group consciously.

8.2 Party B’s honesty and integration obligations

(1)	Party B undertakes to abide by Party A’s systems and regulations with regard to operation honesty and integration, including but not limited to FAW Group’s Regulations on the Prohibition of Commercial Cooperation, and coordinate with Party A to abide by the requirements consciously.

(2)	While trading with Party A, Party B shall not:

a.	Bribe Party A’s employees or their relatives and persons with special relationship or give them commission;
b.	Involve in bid forging or collusion in violation of relevant laws and regulations or tendering documents;
c.	Refuse to perform its contractual obligations as per the provisions contained herein during the term of this Contract; refuse to perform or delay in performing the contractual obligations herein with no just cause;
d.	Involve in any behaviors, the consequences of which lead to punishment of Party A’s employees as per laws, regulations, Party discipline or Regulations of FAW Group on the Discipline Punishment of Operation and Management Personnel;
e.	Violate other dishonest and incorruption behaviors specified in relevant national laws and regulations, Party A or FAW Group.

(3)	Upon discovering any dishonest or corruption behaviors of Party A’s employees, Party B shall report to Party A’s discipline inspection and supervision department in real name on a timely basis.

8.3 Responsibilities and consequences for breaching the honesty and integrity obligations

(1)	Where Party A’s employees are confirmed breaching the aforesaid honest operation and integrity obligations after investigation, Party A shall punish them according to the requirements of Party and political disciplines.

(2)	If Party B and its employees are confirmed breaching the honest operation and integrity obligations through investigation, Party A is entitled to blacklist Party B according to FAW Group’s Regulations on the Prohibition of Commercial Cooperation, and punish Party B by the ways including: “blacklist” warning, prohibition of cooperation with FAW Group within 3 years, and prohibition of business cooperation with FAW Group permanently.

(3)	Should Party A decide to punish Party B according to the requirements of “prohibition of cooperation with FAW Group within 3 years”, Party A is entitled to notify Party B, in writing, of terminating all or part of the business contracts that Party A has signed with Party B but have not been performed fully. In such a case, Party B shall compensate Party A’s economic loss arising therefrom.

(4)	If Party A decides to punish Party B according to the requirements of “prohibition of business cooperation with FAW Group permanently”, Party A and/or all the other units under FAW Group have the rights to notify Party B, in writing, of terminating all or part of the business contracts that Party A has signed with Party B but have not been performed fully. In such a case, Party B shall compensate the economic loss thus caused of Party A and/or other units under FAW.

(5)	“FAW Group” includes FAW Group and its branches, wholly-owned subsidiaries and holding subsidiaries at all levels (hereinafter referred to as “affiliated enterprises”); companies where FAW Group and its affiliated companies hold 50% shares either individually or jointly; companies where FAW Group and its affiliated companies hold less than 50% shares either individually or jointly but have control rights.

IX. This Contract is made in quadruplicate with Party A holding two and Party B and Party C holding one respectively, all of which have the same legal effect.

X. The parties to this Agreement agree to take the contact address they provide herein as their address for service of legal documents. The applicable scope of such addresses for service includes but is not limited to all litigation procedures such as the 1st and 2nd instances in litigation procedure and execution program. If the aforesaid address provided or confirmed by the due party is inaccurate, but the due party fails to notify the rest party (parties) or court of the new address in time according to the specified procedure or the adult family members living together with the due party refuse to sign the documents, resulting in the due party’s refusal of the legal documents or failure of mailing such documents, the documents above are seen to have been served on the date when the documents are returned. Documents sent directly shall be seen as having reached the recipient on the date specified in the proof of service. The parties to this Agreement hereby declare they have specified and understood the meaning of this article, and agree to undertake all the legal consequences arising therefrom.

Party A (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: China FAW Corporation Limited

Seal: Li Jian

Party B (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: JAW Jilin Automobile Co., Ltd.

Seal: Seal of Zhang Jiannong

Party C (official seal or special seal for contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: Special Seal for Credit Contract of First Automobile Finance Co., Ltd.

Seal: Seal of Yuan Chuyun

Date of signature: January 23, 2020.

Supplementary Agreement to Commissioned Loan Contract

The Client: China FAW Corporation Limited (hereinafter referred to as “Party A”)

Domicile: No. 1, New Hongqi Street, Changchun Auto Economic and Technological Development Zone, Jilin Province

Postal code: 130011

Legal representative (person in charge): Xu Liuping

Tel.: 0431-82021462

Fax:

The Borrower: JAW Jilin Automobile Co., Ltd. (hereinafter referred to as “Party B”)

Domicile: No. 2888, Dongshan Street, Jilin High-tech Development Zone

Postal code: 132013

Legal representative (person in charge): Zhang Jiannong

Tel.: 0432-68198777

Fax: 0432-68198177

The Lender: First Automobile Finance Co., Ltd. (hereinafter referred to as “Party C”)

Domicile: No. 3688, Shengtai Street, Changchun City

Postal code: 130118 Legal representative (person in charge): Quan Huaqiang

Tel.: 81861711

Fax: 81861738

Party A, Party B and Party C concluded No. WT20190005 Commissioned Loan Contract on May 20, 2019 (contract amount: RMB 350,000,000; term of contract: From May 21, 2019 to May 21, 2020);

Party A, Party B and Party C concluded No. WT20190011 Commissioned Loan Contract on August 29, 2019 (contract amount: 150,000,000; term of contract: From August 29, 2019 to August 19, 2020);

Party A, Party B and Party C concluded No. WT20190012 Commissioned Loan Contract on October 29, 2019 (contract amount: RMB 269,680,000; term of contract: From October 29, 2019 to October 29, 2020);

Party A, Party B and Party C concluded No. WT20190015 Commissioned Loan Contract on November 27, 2020 (contract amount: RMB 187,780.000; term of contract: November 27, 2019 to November 27, 2020);

Party A, Party B and Party C concluded No. WT20190016 Commissioned Loan Contract on December 13, 2020 (contract amount: RMB 87,410,000; term of contract: From December 13, 2019 to December 13, 2020);

Party A, Party B and Party C concluded No. WT20190002 Agreement on Extension of Commissioned Loan on January 23, 2020 (contract amount: RMB 106,600,000; term of contract: From January 23, 2020 to January 23, 2021).

According to the Agreement on Capital and Stock Increase concluded by Party A and Party B in December 2019, Party A shall provide the full loan repayment schedule for Party B before capital and stock increase.

The following agreement is concluded by and among the parties hereto after amicable consultation.

1. Party A and Party B agree to extend the term of the loan above voluntarily via amicable consultation. See the date and amount of repayment after the extension:

November 1, 2022, amount repaid: (in figure): RMB 287,867,500;

Repay RMB 287,867,500 in No. WT20190005 Commissioned Loan Contract

November 1, 2023, amount repaid: (in figure): RMB 287,867,500;

Repay RMB 62,132,500 in No. WT20190005 Commissioned Loan Contract

Repay RMB 150,000,000 in No. WT20190011 Commissioned Loan Contract

Repay RMB 75,735,000 in No. WT20190012 Commissioned Loan Contract

November 1, 2024, amount repaid: (in figure): RMB 287,867,500;

Repay RMB 193,945,000 in No. WT20190012 Commissioned Loan Contract

Repay RMB 93,922,500 in No. WT20190015 Commissioned Loan Contract

November 1, 2025, amount repaid: (in figure): RMB 287,867,500;

Repay RMB 93,857,500 in No. WT20190015 Commissioned Loan Contract

Repay RMB 87,410,000 in No. WT20190016 Commissioned Loan Contract

Repay RMB 106,600,000 in No. WT20190002 Agreement on Extension of Commissioned Loan

The interest rate of loan and mode of interest settlement shall be subject to the former contract (interest is paid on a quarterly basis and shall be paid off together with capital of the loan).

2. The mortgage contracts having been concluded (No. WDZGDB20190001 and ZGDB20190175) still remain valid.

3. Party C agrees to accept Party A’s and Party B’s entrustment voluntarily and perform the obligations under this Agreement based on the aforesaid entrustment. Party C shall be duly authorized by Party A and Party B before taking actions.

4. This Agreement is established and takes effect once sealed by all parties.

5. This Agreement serves as an indispensable part of the original agreement with the same legal effect. Except for the terms modified explicitly in this Agreement, the rest part of the original agreement shall remain valid in full continuously.

6. This Agreement is made in triplicate with Party A, Party B and Party C holding one respectively.

Party A (official seal):

Seal of legal representative (person in charge) or authorized agent:

Seal: China FAW Corporation Limited

Seal: Li Jian

Party B (official seal):

Seal of legal representative (person in charge) or authorized agent:

Seal: JAW Jilin Automobile Co., Ltd.

Seal: Seal of Zhang Jiannong

Party C (Special seal for credit contract):

Seal of legal representative (person in charge) or authorized agent:

Seal: Special Seal for Contract of First Automobile Finance Co., Ltd.

Seal: Seal of Yuan Chuyun

Signed in Changchun on May 20, 2020.